This Prospectus describes a type of annuity (the "Annuity") being offered by American Skandia Life Assurance Corporation ("we", "our" or "us"), One Corporate Drive, Shelton, Connecticut, 06484. This flexible premium Annuity may be offered as individual annuity contracts or as interests in a group annuity. The Table of Contents is on Page 4. Definitions applicable to this Prospectus are on Page 6. The highlights of this offering are described beginning on Page 8. This Prospectus contains a detailed discussion of matters you should consider before purchasing this Annuity. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available from us without charge upon request. The contents of the Statement of Additional Information are described on Page 55. The Annuity or certain of its investment options may not be available in all jurisdictions. Various rights and benefits may differ between jurisdictions to meet applicable laws and/or regulations.

A Purchase Payment for this Annuity is assessed any applicable tax charge (see "Tax Charges"). It is then allocated to the investment options you select, except in certain jurisdictions, where allocations of Purchase Payments we receive during the "free-look" period that you direct to any Sub-accounts are temporarily allocated to a money-market type Sub-account (see "Allocation of Net Purchase Payments"). You may transfer Account Value between investment options (see "Investment Options" and "Transfers"). Account Value may be distributed as periodic annuity payments in a "payout phase". Such annuity payments can be guaranteed for life (see "Annuity Payments"). During the "accumulation phase" (the period before any payout phase), you may surrender the Annuity for its Surrender Value or make withdrawals (see "Distributions"). Such distributions may be subject to tax, including a tax penalty, and any applicable contingent deferred sales charges (see "Contingent Deferred Sales Charge"). A death benefit may be payable during the accumulation phase (see "Death Benefit").

Account Value in the variable investment options increases or decreases daily to reflect investment performance and the deduction of charges. No minimum amount is guaranteed (see "Account Value in the Sub-accounts"). The variable investment options are Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B")(see "Separate Accounts" and "Separate Account B"). Each Sub-account invests exclusively in one portfolio of an underlying mutual fund or in an underlying mutual fund. As of the date of this Prospectus, the underlying mutual funds (and the portfolios of such underlying mutual funds in which Sub-accounts offered pursuant to this Prospectus invest) are: (a) American Skandia Trust (portfolios - JanCap Growth, Lord Abbett Growth and Income, Seligman Henderson International Equity, Seligman Henderson International Small Cap, Federated Utility Income, Federated High Yield, AST Phoenix Balanced Asset, AST Money Market, AST Phoenix Capital Growth, T. Rowe Price Asset Allocation, T. Rowe Price International Equity, T. Rowe Price Natural Resources, Founders Capital Appreciation, INVESCO Equity Income, PIMCO Total Return Bond, PIMCO Limited Maturity Bond, AST Scudder International Bond, Eagle Growth Equity, and Berger Capital Growth); (b) The Alger American Fund (portfolios - Growth, Small Capitalization, Income and Growth, Balanced, MidCap Growth); (c) Alliance Variable Products Series Fund, Inc. (portfolios - Short-Term Multi-Market, Growth and Income, Premier Growth); (d) Neuberger & Berman Advisers Management Trust (series - Growth, Limited Maturity Bond, Balanced, Partners); and (e) Scudder Variable Life Investment Fund (portfolio
Bond).

We intend to cease offering certain Sub-accounts and their underlying mutual fund portfolios as variable investment options under the Annuity. As of the date of this Prospectus, we are in the process of seeking the necessary regulatory approvals to substitute alternative Sub-accounts and their underlying mutual fund portfolios for the Sub-accounts/portfolios we cease to make available as investment options under the Annuity. (see "INVESTMENT OPTIONS: Variable Investment Options") You should take this into consideration when selecting any variable investment options under the Annuity.

In most jurisdictions, Account Value may be allocated to a fixed investment option during the accumulation phase. Account Value so allocated earns a fixed rate of interest for a specified period of time referred to as a Guarantee Period.
                                                   (continued on Page 2)



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------
FOR FURTHER INFORMATION CALL 1-800-752-6342 Prospectus Dated: May 1, 1995 Statement of Additional Information Dated: May 1, 1995 ASAP-PROS-(05/95)

Guarantee Periods of different durations may be offered (see "Fixed Investment Options"). Such an allocation and the interest earned is guaranteed by us only if held to its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. Otherwise, we do not guarantee any minimum amount, because the value may be increased or decreased by a market value adjustment (see "Account Value of the Fixed Allocations"). Assets supporting such allocations in the accumulation phase are held in American Skandia Life Assurance Corporation Separate Account D ("Separate Account D") (see "Separate Accounts" and "Separate Account D").

We guarantee fixed annuity payments. We also guarantee any adjustable annuity payments we may make available (see "Annuity Payments").

Taxes on gains during the accumulation phase may be deferred until you begin to take distributions from your Annuity. Distributions before age 59 1/2 may be subject to a tax penalty. In the payout phase, a portion of each annuity payment may be treated as a return of your "investment in the contract" until it is completely recovered. Transfers between investment options are not subject to taxation. The Annuity may also qualify for special tax treatment under certain sections of the Code, including, but not limited to, Sections 401, 403 or 408 (see "Certain Tax Considerations").

Purchase payments under these Annuities are not deposits or obligations of, or guaranteed or endorsed by, any bank or bank subsidiary and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

                   (This page has been purposely left blank.)

                                                     TABLE OF CONTENTS
DEFINITIONS...............................................................................................................6
HIGHLIGHTS................................................................................................................8
AVAILABLE INFORMATION....................................................................................................10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..........................................................................10
CONTRACT EXPENSE SUMMARY.................................................................................................11
EXPENSE EXAMPLES.........................................................................................................14
CONDENSED FINANCIAL INFORMATION..........................................................................................15
   Unit Prices And Numbers Of Units......................................................................................15
   Yields On Money Market Sub-account....................................................................................17
INVESTMENT OPTIONS.......................................................................................................17
   Variable Investment Options...........................................................................................17
   Fixed Investment Options..............................................................................................20
OPERATIONS OF THE SEPARATE ACCOUNTS......................................................................................21
   Separate Accounts.....................................................................................................21
   Separate Account B....................................................................................................21
   Separate Account D....................................................................................................21
INSURANCE ASPECTS OF THE ANNUITY.........................................................................................22
CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY.......................................................................23
   Contingent Deferred Sales Charge......................................................................................23
   Maintenance Fee.......................................................................................................24
   Tax Charges...........................................................................................................24
   Transfer Fee..........................................................................................................24
   Allocation Of Annuity Charges.........................................................................................24
CHARGES ASSESSED AGAINST THE ASSETS......................................................................................24
   Administration Charge.................................................................................................24
   Mortality and Expense Risk Charges....................................................................................25
CHARGES OF THE UNDERLYING MUTUAL FUNDS...................................................................................25
PURCHASING ANNUITIES.....................................................................................................25
   Uses Of The Annuity...................................................................................................25
   Application And Initial Payment.......................................................................................25
   Breakpoints...........................................................................................................26
   Exchange Contracts....................................................................................................26
   Bank Drafting.........................................................................................................28
   Right to Return the Annuity...........................................................................................28
   Allocation of Net Purchase Payments...................................................................................28
   Balanced Investment Program...........................................................................................28
   Ownership, Annuitant and Beneficiary Designations.....................................................................29
ACCOUNT VALUE AND SURRENDER VALUE........................................................................................29
   Account Value in the Sub-accounts.....................................................................................29
   Account Value of the Fixed Allocations................................................................................30
   Additional Amounts in the Fixed Allocations...........................................................................30
RIGHTS, BENEFITS AND SERVICES............................................................................................31
   Additional Purchase Payments..........................................................................................31
   Changing Revocable Designations.......................................................................................31
   Allocation Rules......................................................................................................31
   Transfers.............................................................................................................32
     Renewals............................................................................................................32
     Dollar Cost Averaging...............................................................................................33
   Rebalancing...........................................................................................................33
   Distributions.........................................................................................................34
     Surrender...........................................................................................................34
     Medically-Related Surrender.........................................................................................34
     Free Withdrawals....................................................................................................35
     Partial Withdrawals.................................................................................................35
     Systematic Withdrawals..............................................................................................35
     Minimum Distributions...............................................................................................36
     Death Benefit.......................................................................................................36
     Annuity Payments....................................................................................................37
     Qualified Plan Withdrawal Limitations...............................................................................38
   Pricing of Transfers and Distributions................................................................................39
   Voting Rights.........................................................................................................39
   Transfers, Assignments or Pledges.....................................................................................40
   Reports to You........................................................................................................40
THE COMPANY..............................................................................................................40
   Lines of Business.....................................................................................................40
   Selected Financial Data...............................................................................................40
   Management's Discussion and Analysis of Financial Condition and Results of Operations.................................41
     Results of Operations...............................................................................................41
     Liquidity and Capital Resources.....................................................................................42
     Segment Information.................................................................................................42
   Reinsurance...........................................................................................................43
   Reserves..............................................................................................................43
   Competition...........................................................................................................43
   Employees.............................................................................................................43
   Regulation............................................................................................................43
   Executive Officers and Directors......................................................................................44
   Executive Compensation................................................................................................46
     Summary Compensation Table..........................................................................................46
     Long-Term Incentive Plans - Awards in the Last Fiscal Year..........................................................47
     Compensation of Directors...........................................................................................48
     Compensation Committee Interlocks and Insider Participation.........................................................48
CERTAIN TAX CONSIDERATIONS...............................................................................................48
   Our Tax Considerations................................................................................................48
   Tax Considerations Relating to Your Annuity...........................................................................48
     Non-natural Persons.................................................................................................48
     Natural Persons.....................................................................................................48
     Distributions.......................................................................................................48
     Assignments and Pledges.............................................................................................49
     Penalty on Distributions............................................................................................49
     Annuity Payments....................................................................................................49
     Gifts...............................................................................................................49
     Tax Free Exchanges..................................................................................................49
     Transfers Between Investment Options................................................................................50
     Generation-Skipping Transfers.......................................................................................50
     Diversification.....................................................................................................50
     Federal Income Tax Withholding......................................................................................50
   Tax Considerations When Using Annuities in Conjunction with Qualified Plans...........................................50
     Individual Retirement Programs......................................................................................50
     Tax Sheltered Annuities.............................................................................................51
     Corporate Pension and Profit-sharing Plans..........................................................................51
     H.R. 10 Plans.......................................................................................................51
     Tax Treatment of Distributions from Qualified Annuities.............................................................51
     Section 457 Plans...................................................................................................51
SALE OF THE ANNUITIES....................................................................................................51
   Distribution..........................................................................................................51
   Advertising...........................................................................................................52
OTHER MATTERS............................................................................................................53
   Deferral of Transactions..............................................................................................53
   Resolving Material Conflicts..........................................................................................53
   Modification..........................................................................................................53
   Misstatement of Age or Sex............................................................................................54
   Ending the Offer......................................................................................................54
   Indemnification.......................................................................................................54
   Legal Proceedings.....................................................................................................54
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......................................................................54
FINANCIAL STATEMENTS.....................................................................................................54
APPENDIX A  FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION.........................................55
APPENDIX B  SHORT DESCRIPTION OF THE UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES...............55

     DEFINITIONS: The following are key terms used in this Prospectus. Other terms are defined in this Prospectus as they appear.

ACCOUNT VALUE is the value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges thereon, before assessment of any applicable contingent deferred sales charge and/or any applicable maintenance fee. Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. Account Value of each Fixed Allocation on other than such Fixed Allocation's Maturity Date may be calculated using a market value adjustment.

ANNUITANT is the person upon whose life your Annuity is written.

ANNUITY is the type of annuity being offered pursuant to this Prospectus. It is also, if issued, your individual Annuity, or with respect to a group Annuity, the certificate evidencing your participation in a group Annuity. It also represents an account we set up and maintain to track our obligations to you.

ANNUITY DATE is the date annuity payments are to commence.

ANNUITY YEARS are continuous 12-month periods commencing on the Issue Date and each anniversary of the Issue Date.

APPLICATION is the enrollment form or application form we may require you to submit for an Annuity.

BENEFICIARY is a person designated as the recipient of the death benefit.

CODE is the Internal Revenue Code of 1986, as amended from time to time.

CONTINGENT ANNUITANT is the person named to become the Annuitant on the Annuitant's death prior to the Annuity Date.

CURRENT RATES are the interest rates we offer to credit to Fixed Allocations for the duration of newly beginning Guarantee Periods under this Annuity. Current Rates are contained in a schedule of rates established by us from time to time for the Guarantee Periods then being offered. We may establish different schedules for different classes and for different annuities.

FIXED ALLOCATION is an allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation phase and is to be supported by assets in Separate Account D.

GUARANTEE PERIOD is a period of time during the accumulation phase during which we credit a fixed rate of interest on a Fixed Allocation.

IN WRITING is in a written form satisfactory to us and filed at the Office.

INTERIM VALUE is, as of any particular date, the initial value of a Fixed Allocation plus all interest credited thereon, less the sum of all previous transfers and withdrawals of any type from such Fixed Allocation of such Interim Value and interest thereon from the date of each withdrawal or transfer.

ISSUE DATE is the effective date of your Annuity.

MVA is a market value adjustment used in the determination of Account Value of each Fixed Allocation as of a date other than such Fixed Allocation's Maturity Date, and, where required by law, the 30 days prior to the Maturity Date.

MATURITY DATE is the last day in a Guarantee Period.

MINIMUM DISTRIBUTIONS are minimum amounts that must be distributed each year from an Annuity if used in relation to certain qualified plans under the Code.

NET PURCHASE PAYMENT is a Purchase Payment less any applicable charge for taxes.

OFFICE is our business office, American Skandia Life Assurance Corporation, One Corporate Drive, P.O. Box 883, Shelton, Connecticut 06484.

OWNER is either an eligible entity or person named as having ownership rights in relation to an Annuity issued as an individual contract. An Annuity may be issued as a certificate evidencing interest in a group annuity contract. If so, the rights, benefits and requirements of and the events relating to an Owner, as described in this Prospectus, will be the rights, benefits and requirements of and events relating to the person or entity designated as the participant in such certificate.

PURCHASE PAYMENT is a cash consideration you give to us for certain rights, privileges and benefits provided under an Annuity according to its terms.

SUB-ACCOUNT is a division of Separate Account B. We use Sub-accounts to calculate variable benefits under this Annuity.

SURRENDER VALUE is the value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender less any applicable contingent deferred sales charge and any applicable maintenance fee.

SYSTEMATIC WITHDRAWAL is one of a plan of periodic withdrawals of Surrender Value during the accumulation phase. Such a plan is subject to our rules.

UNIT is a measure used to calculate your Account Value in a Sub-account prior to the Annuity Date.

UNIT PRICE is used for calculating: (a) the number of Units allocated to a Sub-account; and (b) the value of transactions into or out of a Sub-account or benefits based on Account Value in a Sub-account prior to the Annuity Date. Each Sub-account has its own Unit Price which will vary each Valuation Period to reflect the investment experience of that Sub-account.

VALUATION DAY is every day the New York Stock Exchange is open for trading or any other day that the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

VALUATION PERIOD is the period of time between the close of business of the New York Stock Exchange on successive Valuation Days.

"We", "us", or "our" means American Skandia Life Assurance Corporation.

"You" or "your" means the Owner.

     HIGHLIGHTS: The following are only the highlights of the Annuity being offered pursuant to this Prospectus. A more detailed description follows these highlights.

     .........(1)......Investment  Options: We currently offer multiple variable and, in most jurisdictions, fixed investment options.

During the accumulation phase, we currently offer a number of variable investment options. Each of these investment options is a Class 1 Sub-account of Separate Account B. Each Sub-account invests exclusively in one underlying mutual fund, or a portfolio of an underlying mutual fund. The underlying mutual fund portfolios are managed by various investment advisors, and in certain cases, various sub-advisors. A short description of the investment objectives and policies is found in Appendix A. Certain variable investment options may not be available in all jurisdictions.

     As of the date of this Prospectus, the underlying mutual funds (and the portfolios of such underlying mutual funds in which Sub-accounts offered pursuant to this Prospectus invest) are: (a) American Skandia Trust (portfolios
- JanCap Growth, Lord Abbett Growth and Income, Seligman Henderson International Equity, Seligman Henderson International Small Cap, Federated Utility Income, Federated High Yield, AST Phoenix Balanced Asset, AST Money Market, AST Phoenix Capital Growth, T. Rowe Price Asset Allocation, T. Rowe Price International Equity, T. Rowe Price Natural Resources, Founders Capital Appreciation, INVESCO Equity Income, PIMCO Total Return Bond, PIMCO Limited Maturity Bond, AST Scudder International Bond, Eagle Growth Equity and Berger Capital Growth); (b) The Alger American Fund (portfolios - Growth, Small Capitalization, Income and Growth, Balanced, MidCap Growth); (c) Alliance Variable Products Series Fund, Inc. (portfolios - Short-Term Multi-Market, Growth and Income, Premier Growth);
(d) Neuberger & Berman Advisers Management Trust (series - Growth, Limited Maturity Bond, Balanced, Partners); and (e) Scudder Variable Life Investment Fund (portfolio - Bond).

     In most jurisdictions, we also offer the option during the accumulation phase of earning one or more fixed rates of interest on all or a portion of your Account Value. As of the date of this Prospectus, we offered the option to make allocations at interest rates that could be guaranteed for 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation earns the fixed interest rate applicable as of the date of such allocation. The interest rate credited to a Fixed Allocation does not change during its Guarantee Period. You may maintain multiple Fixed Allocations. From time-to-time we declare Current Rates for Fixed Allocations beginning a new Guarantee Period. The rates we declare are subject to a minimum, but we may declare higher rates. The minimum is determined in relation to an index that we do not control.

     The end of a Guarantee Period for a specific Fixed Allocation is called its Maturity Date. At that time, the Guarantee Period normally "renews" and we begin crediting interest for a new Guarantee Period lasting the same amount of time as the one just ended. That Fixed Allocation then earns interest during the new Guarantee Period at a rate that is not less than the one then being earned by Fixed Allocations for that Guarantee Period by new Annuity purchasers in the same class. You also may choose a different Guarantee Period from among those we are then currently making available or you may transfer that Account Value to a variable Sub-account.

In the payout phase, you may elect fixed annuity payments based on our then current annuity rates. We also may make available adjustable annuity rates.

     For  more  information,   see  the  section  entitled  Investment  Options,
including the following subsections: (a) Variable Investment Options; and (b) Fixed Investment Options.

     .........(2)......Operations  of the Separate Accounts: In the accumulation phase, the assets supporting guarantees we make in relation to Fixed Allocations are held in our Separate Account D. This is a "non-unitized" separate account. However, values and benefits calculated on the basis of Fixed Allocations are guaranteed by our general account. In the payout phase, fixed annuity payments and any adjustable annuity payments we may make available are also guaranteed by our general account, but the assets supporting such payments are not held in Separate Account D.

In the accumulation phase, the assets supporting the Account Values maintained in the Sub-accounts are held in our Separate Account B. These are Class 1 Sub-accounts of Separate Account B. Values and benefits based on these Sub-accounts are not guaranteed and will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable.

For more information, see the section entitled Operations of the Separate Accounts, including the following subsections: (a) Separate Accounts; (b) Separate Account B; and (c) Separate Account D.

     .........(3)......Insurance  Aspects of the  Annuity:  There are  insurance risks which we bear in relation to the Annuity. For more information, see the section entitled Insurance Aspects of the Annuity.

     .........(4)......Charges  Assessed or Assessable Against the Annuity:  The
Annuity charges which are assessed or may be assessable under certain circumstances are the contingent deferred sales charge, the maintenance fee, a charge for taxes and a transfer fee. These charges are allocated according to our rules. We may also charge for certain special services. For more information, see the section entitled Charges Assessed or Assessable Against the Annuity, including the following subsections: (a) Contingent Deferred Sales Charge; (b) Maintenance Fee; (c) Tax Charges; (d) Transfer Fee; and (e) Allocation of Annuity Charges.

     .........(5)......Charges Assessed Against the Assets: The charges assessed against assets in the Sub-accounts are the administration charge and the mortality and expense risk charges. There are no charges deducted f rom the assets supporting Fixed Allocations. For more information, see the section entitled Charges Assessed Against the Assets, including the following subsections: (a) Administration Charge; and (b) Mortality and Expense Risk Charges.

     .........(6)......Charges  Of The Underlying  Mutual Funds: Each underlying mutual fund assesses various charges, including charges for investment management and investment advisory fees. These charges generally differ between portfolios within the same underlying mutual fund. You will find additional details in each fund prospectus and its statement of additional information.

     .........(7)......Purchasing   Annuities:   Annuities   are  available  for
multiple uses, including as a funding vehicle for various retirement programs which qualify for special treatment under the Code. We may require a properly completed Application, an acceptable Purchase Payment, and any other materials under our underwriting rules before we agree to issue an Annuity. We may offer special programs in relation to Annuities on which we receive large Purchase Payments and/or Annuities obtained as an exchange of a contract issued by an insurer not affiliated with us. You have the right to return an Annuity within a "free-look" period if you are not satisfied with it. In most jurisdictions, the initial Purchase Payment and any Purchase Payments received during the "free-look" period are allocated according to your instructions. In jurisdictions that require a "free-look" provision such that, if the Annuity is returned under that provision, we must return at least your Purchase Payments less any withdrawals, we temporarily allocate such Purchase Payments to the AST Money Market Sub-account. Where permitted by law in such jurisdictions, we will allocate such Purchase Payments according to your instructions, without any temporary allocation to the AST Money Market Sub-account, if you execute a return waiver. We offer a balanced investment program in relation to your initial Purchase Payment. Certain designations must be made, including an Owner and an Annuitant. You may also make certain other designations that apply to the Annuity if issued. These designations include, a contingent Owner, a Contingent Annuitant (Contingent Annuitants may be required in conjunction with certain uses of the Annuity), a Beneficiary, and a contingent Beneficiary. See the section entitled Purchasing Annuities, including the following subsections: (a) Uses of the Annuity; (b) Application and Initial Payment; (c) Breakpoints; (d) Exchange Contracts; (e) Right to Return the Annuity; (f) Allocation of Net Purchase Payments; (g) Balanced Investment Program; and (h) Ownership, Annuitant and Beneficiary Designations.

     .........(8)......Account  Value and Surrender  Value: In the  accumulation phase your Annuity has an Account Value. Your total Account Value as of a particular date is the sum of your Account Value in each Sub-account and in each Fixed Allocation. Surrender Value is the Account Value less any applicable contingent deferred sales charge and any applicable maintenance fee. To determine your Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. We also determine your Account Value separately for each Fixed Allocation. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA. No MVA applies to a Fixed Allocation as of its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. Under certain circumstances, the MVA formula may change. For more information, see the section entitled Account Value and Surrender Value, including the following subsections: (a) Account Value in the Sub-accounts; (b) Account Value of Fixed Allocations; and (c) Additional Amounts in the Fixed Allocations.

     .........(9)......Rights,  Benefits  and  Services:  You have a  number  of rights and benefits under an Annuity once issued. We also currently provide a number of services to Owners. These rights, benefits and services are subject to a number of rules and conditions. These rights, benefits and services include, but are not limited to, those described in this Prospectus. We accept additional Purchase Payments during the accumulation phase. You may use bank drafting to make Purchase Payments. You may change revocable designations. You may transfer Account Values between investment options. Transfers in excess of 12 per Annuity Year are subject to a fee. We offer dollar cost averaging and may offer rebalancing during the accumulation phase (see "Dollar Cost Averaging" and "Rebalancing"). During the accumulation phase, surrender, fre-e withdrawals and partial withdrawals are available, as are medically-related surrenders under which the contingent deferred sales charge is waived under specified circumstances. In the accumulation phase we offer Systematic Withdrawals and, for Annuities used in qualified plans, Minimum Distributions. We offer fixed annuity options, and may offer adjustable annuity options, that can guarantee payments for life. In the accumulation phase, a death benefit may be payable. In most jurisdictions, this death benefit will not be less than an increasing minimum amount, subject to certain limitations. You may transfer or assign your Annuity unless such rights are limited in conjunction with certain uses of the Annuity. You may exercise certain voting rights in relation to the underlying mutual fund portfolios in which the Sub-accounts invest. You have the right to receive certain reports periodically.

For additional information, see the section entitled Rights, Benefits and Services including the following subsections: (a) Additional Purchase Payments;
(b) Bank Drafting;  (c) Changing Revocable  Designations;  (d) Allocation Rules;
(e) Transfers; (f) Renewals; (g) Dollar Cost Averaging; (h) Rebalancing (i) Distributions (including: (i) Surrender; (ii) Medically-Related Surrender; (iii) Free Withdrawals; (iv) Partial Withdrawals; (v) Systematic Withdrawals; (vi) Minimum Distributions; (vii) Death Benefit; (viii) Annuity Payments; and (ix) Qualified Plan Withdrawal Limitations); (j) Pricing of Transfers and Distributions (k) Voting Rights; (l) Transfers, Assignments and Pledges; and (m) Reports to You.

     .........(10).....The  Company: American Skandia Life Assurance Corporation
is a wholly owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is a Swedish company that holds a number of insurance companies in many countries. The predecessor to Skandia Insurance Company Ltd. commenced operations in 1855. For more information, see the section entitled The Company and the following subsections: (a) Lines of Business; (b) Selected Financial Data; (c) Management's Discussion and Analysis of Financial Condition and Results of Operations (including: (i) Results of Operations; (ii) Liquidity and Capital Resources; and (iii) Segment Information); (d) Reinsurance; (e) Reserves; (f) Competition; (g) Employees; (h) Regulation; (i) Executive Officer and Directors; and (j) Executive Compensation (including: (i) Summary Compensation Table; (ii) Long Term Incentive Plans-Awards in the Last Fiscal Year; (iii) Compensation of Directors; and (iv) Compensation Committee Interlocks and Insider Participation).

     AVAILABLE INFORMATION: A Statement of Additional Information is available from us without charge upon request by writing American Skandia Life Assurance
Corporation, Concierge Desk, P.O. Box 883, Shelton, CT 06484. It includes further information, as described in the section of this Prospectus entitled "Contents of the Statement of Additional Information". This Prospectus is part of the registration statements we filed with the Securities and Exchange Commission ("SEC") regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and the exhibits thereto at the SEC's public reference facilities at the above address, Rm. 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE:

 To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Concierge Desk P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-(800) 752-6342.

     CONTRACT EXPENSE SUMMARY: The summary provided below includes information regarding the expenses for your Annuity, for the Sub-accounts and for the underlying mutual fund portfolios. The only expense applicable if you allocate all your Account Value to Fixed Allocations would be the contingent deferred sales charge.

More detail regarding the expenses of the underlying mutual funds and their portfolios may be found either in the prospectuses for such mutual funds or in the annual reports of such mutual funds.

The expenses of our Sub-accounts (not those of the underlying mutual fund portfolios in which our Sub-accounts invest) are the same no matter which Sub-account you choose. Therefore, these expenses are only shown once below.

 .........Your Transaction Expenses
 .........

Contingent Deferred Sales Charge,                                                Year 1 -7.5%; year 2 - 7.0%; year 3
  as a percentage of Purchase Payments liquidated,                                    - 6.0%; year 4 - 5.0%; year 5 - 4.0%;
  outside New York State                                                                      year 6 - 3.0%; year 7 - 2.0%;
                                                                                                 year 8 and thereafter - 0%
                                                                                                   of each Purchase Payment
                                                                                                  as measured from the date
                                                                                          it was allocated to Account Value


Contingent Deferred Sales Charge,                                               Year 1 -7.5%; year 2 - 6.5%; year 3 - 5.5%;
  as a percentage of Purchase Payments liquidated,                                            year 4 - 4.5%; year 5 - 3.5%;
  in New York State                                                                           year 6 - 2.5%; year 7 - 1.5%;
                                                                                                 year 8 and thereafter - 0%
                                                                                                   of each Purchase Payment
                                                                                                 as measured from the date
                                                                                         it was allocated to Account Value

Annual Maintenance Fee                                         Smaller of $30 or 2% of Account Value
Tax Charges                                                            Dependent on the requirements of the applicable jurisdiction.

Transfer Fee                                                   $10 for each transfer after the twelfth in any Annuity Year.

         Annual Expenses of the Sub-accounts (as a percentage of average daily net assets)

Mortality and Expense Risk Charges                                                                                    1.25%
Administration Charge                                                                                                 0.15%

Total Annual Expenses of the Sub-accounts                                                                             1.40%

     Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of average net assets)

Unless otherwise shown, the expenses shown below are for the year ending December 31, 1994. "N/A" shown below indicates that no entity has agreed to reimburse the particular expense indicated. "+" indicates that no reimbursement was provided in 1994, but that the underlying mutual fund has indicated to us that current arrangements (which may change) provide for reimbursement. The footnotes to the table are found on the following page.

                                 Manage-      Manage-                                 Total        Total
                                  ment         ment         Other        Other       Annual       Annual
                                   Fee          Fee       Expenses     Expenses      Expense     Expenses
                                  after       without       after       without       after       without
                                   any          any          any          any          any          any
                               applicable   applicable   applicable   applicable   applicable   applicable
                               reimburse-   reimburse-   reimburse-   reimburse-   reimburse-    reimburse
                                  ment         ment         ment         ment         ment         ment
------------------------------------------------------------------------------------------------------------
American Skandia Trust
  JanCap Growth                      N/A        0.90%            +         0.28%            +        1.18%
  Lord Abbett Growth
    and Income                       N/A        0.75%            +         0.31%            +        1.06%
  Seligman Henderson
    International Equity(1)        0.90%        1.00%        0.32%         0.32%        1.22%        1.32%
  Seligman Henderson
    International Small Cap(2)       N/A        1.00%        0.75%         1.58%        1.75%        2.58%
  Federated Utility
    Income                           N/A        0.71%            +         0.28%            +        0.99%
  Federated High Yield(3)            N/A        0.75%        0.40%         0.59%        1.15%        1.34%
  AST Phoenix Balanced Asset         N/A        0.71%            +         0.28%            +        0.99%
  AST Money Market                 0.49%        0.50%        0.15%         0.26%        0.64%        0.76%
  AST Phoenix Capital Growth(3)      N/A        0.75%        0.40%         0.84%        1.15%        1.59%
T. Rowe Price
    Asset Allocation(3)              N/A        0.85%        0.40%         0.62%        1.25%        1.47%
  T. Rowe Price
     International Equity(3)         N/A        1.00%        0.75%         0.77%        1.75%        1.77%
  T. Rowe Price
    Natural Resources(2)             N/A        0.90%        0.45%         1.45%        1.35%        2.35%
  Founders Capital Appreciation(3)   N/A        0.90%        0.40%         0.65%        1.30%        1.55%
  INVESCO Equity Income(3)           N/A        0.75%            +         0.39%            +        1.14%
  PIMCO Total Return Bond(3)         N/A        0.65%            +         0.37%            +        1.02%
  PIMCO Limited Maturity Bond(2)     N/A        0.65%        0.40%         0.86%        1.05%        1.51%
 AST Scudder International Bond(4)   N/A        1.00%            +         0.68%            +        1.68%
  Eagle Growth Equity(4)             N/A       0.80 %        0.45%         1.83%        1.25%        2.63%
  Berger Capital Growth(5)           N/A        0.75%        0.50%         0.95%        1.25%        1.70%

The Alger American Fund
  Growth                             N/A        0.75%            +         0.11%            +        0.86%
  Small Capitalization               N/A        0.85%            +         0.11%            +        0.96%
  Income and Growth                  N/A       0.625%            +        0.125%            +        0.75%
  Balanced                           N/A        0.75%            +         0.33%            +        1.08%
  MidCap Growth                      N/A        0.80%            +         0.17%            +        0.97%

                                 Manage-      Manage-                                 Total        Total
                                  ment         ment         Other        Other       Annual       Annual
                                   Fee          Fee       Expenses     Expenses      Expense     Expenses
                                  after       without       after       without       after       without
                                   any          any          any          any          any          any
                               applicable   applicable   applicable   applicable   applicable   applicable
                               reimburse-   reimburse-   reimburse-   reimburse-   reimburse-    reimburse
                                  ment         ment         ment         ment         ment         ment
------------------------------------------------------------------------------------------------------------

Alliance Variable Products
Series Fund, Inc.
  Short-Term
    Multi-Market                   0.55%        0.55%        0.39%         0.44%        0.94%        0.99%
  Growth and Income               0.625%       0.625%       0.275%        0.285%        0.90%        0.91%
  Premier Growth(6)                0.95%        1.00%        0.00%         0.40%        0.95%        1.40%

Neuberger & Berman
Advisers Management Trust(7)
  Growth                             N/A        0.79%            +         0.12%            +        0.91%
  Limited Maturity Bond              N/A        0.60%            +         0.13%            +        0.73%
  Balanced                           N/A        0.80%            +         0.17%            +        0.97%
  Partners(8)                        N/A        0.80%            +         0.50%            +        1.30%

Scudder Variable Life
  Investment Fund
  Bond                               N/A       0.475%            +        0.105%            +        0.58%

(1) "Seligman Henderson International Equity" portfolio was formerly named the "Henderson International Growth" portfolio.

(2) These portfolios commenced operations on May 1, 1995, therefore expenses shown are estimated and annualized and should not be considered representative of future expenses; actual expenses may be greater than shown.

(3) These portfolios commenced operations on January 4, 1994, therefore expenses shown are annualized.

(4) These portfolios commenced operations on May 3, 1994, therefore expenses shown are annualized.

(5) This portfolio commenced operation on October 20, 1994, therefore expenses are annualized.

(6) "Premier Growth" portfolio was formerly named the "Growth" portfolio but is totally separate from the current "Growth" portfolio.

(7) The Management Fee reflects both a management and administrative fee component (see the Trust prospectus). The Management Fee and Total Annual Expenses reflected above have been restated to reflect a restructuring of the Trust which takes effect May 1, 1995. The actual Management Fees as of December 31, 1994 were: 0.69% for the Growth; 0.50% for the Limited Maturity Bond and 0.70% for the Balanced. The actual Total Annual Expenses for the year ended December 31, 1994 were: 0.84% for the Growth ; 0.66% for the Limited Maturity Bond; and 0.91% for the Balanced. Until May 1, 1995, all Series of the Advisers Management Trust ("Trust") available as investment options under the annuity had a Distribution Plan ("Plan") pursuant to Rule 12b-1 which provided for reimbursement to the Trust investment advisor, N&B Management, for certain Trust distribution expenses up to a maximum of 0.25% on an annualized basis of each Series' average daily net assets. The "Total Annual Expenses without any applicable reimbursement" would be increased by the following percentages if the 12b-1 fees for the months of January through April, 1995 were taken into account: 0.02% for the Growth, Limited Maturity Bond, Balanced and Partners Portfolios.

(8) This portfolio commenced operation on March 22, 1994, therefore expenses shown are estimated and annualized.

The expenses of the underlying mutual fund portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided above on both a reimbursed and not reimbursed basis, if applicable. See the prospectuses or statements of additional information of the underlying mutual funds for details.

EXPENSE EXAMPLES: The examples which follow are designed to assist you in understanding the various costs and expenses you will bear directly or indirectly if you maintain Account Value in the Sub-accounts. The examples reflect expenses of our Sub-accounts, as well as those for the underlying mutual fund portfolios.

The examples shown assume that: (a) all your Account Value is maintained only in Sub-accounts; (b) fees and expenses remain constant; (c) there are no withdrawals of Account Value during the period shown; (d) there are no transfers or other transactions subject to a fee during the period shown; (e) no tax charge applies; (f) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled Contract Expense Summary; and (g) the applicable Contingent Deferred Sales Charge is that used outside New York, as described in the Contract Expense Summary.

THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Sub-accounts are referred to below by their specific names.

         Examples (amounts shown are rounded to the nearest dollar)

If you surrender your Annuity at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Sub-accounts                                                                               After:
                                                                  1 yr.           3 yrs.            5 yrs.            10 yrs.

Jancap Growth                                                      $102             $143              $182             $300
LA Growth and Income                                                101              140               176              288
Seligman Henderson International Equity                             103              145               184              304
Seligman Henderson International Small Cap                          108              161               211              355
Fed Utility Inc                                                     100              137               172              280
Fed High Yield                                                      102              143               181              298
AST Phoenix Balanced Asset                                          100              137               172              280
AST Money Market                                                     97              127               155              246
AST Phoenix Capital Growth                                          102              143               181              298
T. Rowe Price Asset Allocation                                      103              146               186              308
T. Rowe Price International Equity                                  108              161               211              355
T. Rowe Price Natural Resources                                     104              149               191              318
Founders Capital Appreciation                                       103              147               188              311
INVESCO Equity Income                                               102              142               180              297
PIMCO Total Return Bond                                             101              139               174              284
PIMCO Limited Maturity Bond                                         101              139               175              287
AST Scudder International Bond                                      107              158               207              348
Eagle Growth Equity                                                 103              146               186              308
Berger Capital Growth                                               103              146               186              308
AA Growth                                                            99              134               166              268
AA Small Capitalization                                             100              137               171              278
AA Income and Growth                                                 98              130               160              257
AA Balanced                                                         101              140               177              290
AA MidCap Growth                                                    100              137               172              280
AVP Short-Term Multi-Market                                         100              136               170              277
AVP Growth and Income                                                99              135               168              272
AVP Premier Growth                                                  100              136               170              277
NB Growth                                                            99              135               168              273
NB Limited Maturity Bond                                             98              130               159              255
NB Balanced                                                         100              137               172              280
NB Partners                                                         103              147               188              311
Scudder Bond                                                         96              125               151              238

If you do not surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Sub-accounts                                                                               After:
                                                                  1 yr.           3 yrs.            5 yrs.          10 yrs.

Jancap Growth                                                       $27              $83              $142             $300
LA Growth and Income                                                 26               80               136              288
Seligman Henderson International Equity                              28               85               144              304
Seligman Henderson International Small Cap                           33              101               171              355
Fed Utility Inc                                                      25               77               132              280
Fed High Yield                                                       27               83               141              298
AST Phoenix Balanced Asset                                           25               77               132              280
AST Money Market                                                     22               67               115              246
AST Phoenix Capital Growth                                           27               83               141              298
T. Rowe Price Asset Allocation                                       28               86               146              308
T. Rowe Price International Equity                                   33              101               171              355
T. Rowe Price Natural Resources                                      29               89               151              318
Founders Capital Appreciation                                        28               87               148              311
INVESCO Equity Income                                                27               82               140              297
PIMCO Total Return Bond                                              26               79               134              284
PIMCO Limited Maturity Bond                                          26               79               135              287
AST Scudder International Bond                                       32               98               167              348
Eagle Growth Equity                                                  28               86               146              308
Berger Capital Growth                                                28               86               146              308
AA Growth                                                            24               74               126              268
AA Small Capitalization                                              25               77               131              278
AA Income and Growth                                                 23               70               120              257
AA Balanced                                                          26               80               137              290
AA MidCap Growth                                                     25               77               132              280
AVP Short-Term Multi-Market                                          25               76               130              277
AVP Growth and Income                                                24               75               128              272
AVP Premier Growth                                                   25               76               130              277
NB Growth                                                            24               75               128              273
NB Limited Maturity Bond                                             23               70               119              255
NB Balanced                                                          25               77               132              280
NB Partners                                                          28               87               148              311
Scudder Bond                                                         21               65               111              238

CONDENSED FINANCIAL INFORMATION: The Unit Prices and number of Units in the Sub-accounts are shown below, as is yield information on the AST Money Market Sub-account. All or some of these Sub-accounts were available during the periods shown as investment options for other variable annuities we offer pursuant to different prospectuses. The charges assessed against the Sub-accounts under the terms of those other variable annuities are the same as the charges assessed against such Sub-accounts under the Annuity offered pursuant to this Prospectus.

     Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price as of the dates shown for Units in each of the Class 1 Sub-accounts of Separate Account B being offered pursuant to this Prospectus or which we offer pursuant to certain other prospectuses; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.

No information is shown below for Sub-accounts that had not commenced operations prior to the date of this prospectus.



            Sub-account and the Year Sub-account Operations Commenced

                                        LA           Seligman                                          AST
                                      Growth         Henderson         Fed            Fed            Phoenix           AST
JanCap                  and        International      Utility         High          Balanced          Money
                      Growth          Income          Equity         Income           Yield           Asset          Market
                      (1992)          (1992)          (1989)         (1993)          (1994)          (1993)          (1992)
                      ------          ------          ------         ------          ------           -----
No. of Unit
  as of 12/31/94   22,354,170      7,479,449      14,043,215       7,177,232       2,106,791      13,986,604     27,491,389
  as of 12/31/93   13,603,637      4,058,228       9,063,464       5,390,887               0       8,743,758     11,422,783
  as of 12/31/92    1,476,139        956,949       1,948,773               0               0               0        457,872
  as of 12/31/91            0              0       1,092,902               0               0               0
  as of 12/31/90            0              0         398,709               0               0               0
  as of 12/31/89            0              0          29,858               0               0               0

Unit Price
  as of 12/31/94       $10.91         $11.98          $16.80           $9.81           $9.56          $10.34         $10.35
  as of 12/31/93        11.59          11.88           16.60           10.69               0           10.47          10.12
  as of 12/31/92        10.51          10.60           12.37               0               0               0          10.01
  as of 12/31/91            0              0           13.69               0               0               0              0
  as of 12/31/90            0              0           12.98               0               0               0              0
  as of 12/31/89            0              0           13.64               0               0               0              0


            Sub-account and the Year Sub-account Operations Commenced

                        AST           T. Rowe         T. Rowe                                         PIMCO            AST
                      Phoenix          Price           Price        Founders         INVESCO          Total          Scudder
                      Capital          Asset       International     Capital         Equity          Return       International
                      Growth        Allocation        Equity      Appreciation       Income           Bond            Bond
                      (1994)          (1994)          (1994)         (1994)          (1994)          (1994)          (1994)
No. of Units
  as of 12/31/94     1,587,862       2,320,063      11,166,758      2,575,105       6,633,333       4,577,708       1,562,364

Unit Price
  as of 12/31/94         $9.21           $9.80           $9.49         $10.69           $9.61           $9.61           $9.59

            Sub-account and the Year Sub-account Operations Commenced

                                                                       AA              AA
                       Eagle          Berger                          Small          Income                            AA
                      Growth          Capital           AA          Capital-           and             AA            Midcap
Equity                Growth          Growth          ization        Growth         Balanced         Growth
                      (1994)          (1994)          (1988)         (1988)          (1988)          (1989)          (1993)
                       ----            ----            -----          ----           ------          ------          ------
No. of Units
  as of 12/31/94      351,319         301,267      5,614,760       9,356,764       1,958,603        768,128        4,308,374
  as of 12/31/93            0              0       2,997,458       7,101,658       2,023,006         583,925       1,450,892
  as of 12/31/92            0              0       1,482,037       4,846,024         593,848         333,805              0
  as of 12/31/91            0              0         559,779       2,172,189         206,605         132,959              0
  as of 12/31/90            0              0          82,302         419,718          40,344          32,764              0
  as of 12/31/89            0              0           6,900          35,438           8,145          11,591              0
  as of 12/31/88            0              0               0           3,000           1,760               0              0






Unit Price
  as of 12/31/94        $9.86          $9.94          $23.18          $27.95          $13.51          $12.00         $13.34
  as of 12/31/93            0              0           23.18           29.65           14.94           12.71          13.74
  as of 12/31/92            0              0           19.19           26.54           13.73           11.96              0
  as of 12/31/91            0              0           17.32           26.00           12.82           11.08              0
  as of 12/31/90            0              0           12.51           16.74           10.53           10.73              0
  as of 12/31/89            0              0           12.19           15.61           10.65           10.22              0
  as of 12/31/88            0              0               0            9.63           10.05               0              0

            Sub-account and the Year Sub-account Operations Commenced

                        AVP             AVP                                            NB
                    Short-Term        Growth            AVP                          Limited
                      Multi-            and           Premier          NB           Maturity           NB            Scudder
                      Market          Income          Growth         Growth           Bond          Balanced          Bond
                      (1992)          (1992)          (1992)         (1988)          (1988)          (1989)          (1993)
                       ----            -----           ----           ----           ------          ------          ------

No. of Units
  as of 12/31/94    1,839,569      2,652,224       2,802,431       2,734,835      10,689,462       3,956,683      5,363,572
  as of 12/31/93    1,963,502      1,632,107       1,042,445       2,388,450      10,615,851       3,624,095      2,805,580
  as of 12/31/92    1,021,786        491,506         332,442       1,504,044       4,770,985       1,956,333              0
  as of 12/31/91            0              0               0         688,657       1,533,750         603,972              0
  as of 12/31/90            0              0               0         176,121         324,745         116,457              0
  as of 12/31/89            0              0               0          30,112          11,215          11,226              0
  as of 12/31/88            0              0               0           3,743             498               0              0

Unit Price
  as of 12/31/94        $9.60         $11.28          $11.95          $16.63          $13.85          $14.91          $9.87
  as of 12/31/93        10.42          11.48           12.49           17.75           14.07           15.64          10.52
  as of 12/31/92         9.91          10.42           11.25           16.86           13.38           14.90              0
  as of 12/31/91            0              0               0           15.61           12.90           13.99              0
  as of 12/31/90            0              0               0           12.20           11.75           11.56              0
  as of 12/31/89            0              0               0           13.48           11.00           11.50              0
  as of 12/31/88            0              0               0           10.56           10.08               0              0

     The financial statements of the Sub-accounts being offered to you that were available as investment options in 1994 are found in the Statement of Additional Information.

     Yields On Money Market Sub-account: Shown below are the current and effective yields for a hypothetical contract. The yield is calculated based on the performance of the AST Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charges against the Sub-account. Please note that current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.

                     Sub-account                       Current Yield                     Effective Yield
                   AST Money Market                         4.39%                              4.49%


     INVESTMENT OPTIONS: We offer a range of variable and fixed options as ways to invest your Account Value.

     Variable Investment Options: During the accumulation phase, we offer a number of Sub-accounts as variable investment options. These are all Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B ("Separate Account B"). Each of these Sub-accounts invests exclusively in one underlying mutual fund, or a portfolio of an underlying mutual fund. As of the date of this Prospectus, our Sub-accounts and the underlying mutual funds or portfolios in which they invest are as follows:



Underlying Mutual Fund:            Neuberger & Berman                  Underlying Mutual Fund:          The Alger American
                            Advisers Management Trust                                                                  Fund

Sub-account          Underlying Mutual Fund Portfolio                  Sub-account         Underlying Mutual Fund Portfolio

NB Growth                                      Growth                  AA Income and Growth               Income and Growth
NB Limited                                                             AA Small Capitalization         Small Capitalization
  Maturity Bond                 Limited Maturity Bond                  AA Growth                                     Growth
NB Balanced                                  Balanced                  AA Balanced                                 Balanced
NB Partners                                  Partners                  AA MidCap Growth                       MidCap Growth

Underlying Mutual Fund:              Alliance Variable                 Underlying Mutual Fund:        Scudder Variable Life
                            Products Series Fund, Inc.                                                      Investment Fund

Sub-account          Underlying Mutual Fund Portfolio                  Sub-account         Underlying Mutual Fund Portfolio

AVP Short-Term                                                         Scudder Bond                                    Bond
  Multi-Market                Short-Term Multi-Market
AVP Growth and Income               Growth and Income
AVP Premier Growth                     Premier Growth


                 Underlying Mutual Fund: American Skandia Trust

                  Sub-account                                                              Underlying Mutual Fund Portfolio
                  -----------                                                              --------------------------------
                  JanCap Growth                                                                               JanCap Growth
                  LA Growth and Income                                                        Lord Abbett Growth and Income
                  Seligman Henderson International Equity                           Seligman Henderson International Equity
                  Seligman Henderson International Small Cap                     Seligman Henderson International Small Cap
                  Fed Utility Inc                                                                  Federated Utility Income
                  Fed High Yield                                                                       Federated High Yield
                  AST Phoenix Balanced Asset                                                     AST Phoenix Balanced Asset
                  AST Money Market                                                                         AST Money Market
                  AST Phoenix Capital Growth                                                     AST Phoenix Capital Growth
                  T. Rowe Price Asset Allocation                                             T. Rowe Price Asset Allocation
                  T. Rowe Price International Equity                                     T. Rowe Price International Equity
                  T. Rowe Price Natural Resources                                           T. Rowe Price Natural Resources
                  Founders Capital Appreciation                                               Founders Capital Appreciation
                  INVESCO Equity Income                                                               INVESCO Equity Income
                  PIMCO Total Return Bond                                                           PIMCO Total Return Bond
                  PIMCO Limited Maturity Bond                                                   PIMCO Limited Maturity Bond
                  AST Scudder International Bond                                             AST Scudder International Bond
                  Eagle Growth Equity                                                                   Eagle Growth Equity
                  Berger Capital Growth                                                               Berger Capital Growth

As of the date of this prospectus, we are in the process of requesting exemptive relief from the Securities and Exchange Commission ("SEC") to substitute alternative Sub-accounts and their underlying mutual fund portfolios ("substituted options") for certain Sub-accounts and their underlying mutual fund portfolios that we propose to cease offering as investment options under the Annuity ("eliminated options"). You will receive prior notification regarding the details of such substitution. The variable options expected to be eliminated and the variable options expected to be the substituted options are as follows:



                  options proposed to be eliminated:                  options proposed to be substituted:

                  Alger Balanced                                               AST Phoenix Balanced Asset
                  Alger Income & Growth                                     Lord Abbett Growth and Income
                  Alliance Short-Term Multi-Market                            PIMCO Limited Maturity Bond
                  Alliance Premier Growth                                                    Alger Growth
                  Alliance Growth & Income                                  Lord Abbett Growth and Income
                  Neuberger & Berman AMT Growth                           Neuberger & Berman AMT Partners
                  Neuberger & Berman AMT Balanced                              AST Phoenix Balanced Asset
                  Neuberger & Berman AMT Limited Maturity Bond                PIMCO Limited Maturity Bond
                  Scudder Bond                                                    PIMCO Total Return Bond
                  AST Eagle Growth Equity                                                    Alger Growth
                  AST Phoenix Capital Growth                                                 Alger Growth

In the exemptive application filed with the SEC we are seeking permission to allow transfers from eliminated options to any other investment options available under the Annuity for a period of 30 days prior to any substitution without the imposition of any transfer fee. Such transfers would not count in determining whether the twelve free transfers have been exceeded.

The proposed substitution of the substituted options for the eliminated options likewise would not impose a transfer fee nor count in determining whether the twelve free transfers have been exceeded. The proposed substitution will not affect your rights or our obligations under the Annuity.

The terms, conditions and scope of any order granting, in whole or part, such requested exemptive relief, may vary from such request. Applicants have the right, among other things, to amend their request for exemptive relief as to any portfolios.

Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts.

We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B (see "Modifications").

Each underlying mutual fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Each underlying mutual fund may or may not be diversified as defined in the 1940 Act. As of the date of this Prospectus, the portfolios in which Sub-accounts offered pursuant to this Prospectus invest are those shown above. A summary of the investment objectives and policies of such underlying mutual fund portfolios is found in Appendix A. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. As of the date of this Prospectus, shares of the underlying mutual fund portfolios are available only to separate accounts of life insurance companies offering variable annuity and variable life insurance products. However, the shares may be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Code.

The investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of each underlying mutual fund and the statements of additional information for such underlying mutual fund. Also included in such information is the investment policy of each mutual fund or portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any underlying mutual fund or portfolio will meet its investment objectives.

Shares of the underlying mutual funds may be available to variable life insurance and variable annuity separate accounts of other insurance companies. Possible consequences of this multiple availability are discussed in the subsection entitled Resolving Material Conflicts.

The prospectus for any underlying mutual fund or funds being considered by you should be read in conjunction herewith. A copy of each prospectus may be obtained without charge from us by calling 1-800-752-6342 or writing to us at P.O. Box 883, Attention: Concierge Desk, Shelton, Connecticut, 06484-0883.

     Fixed Investment Options: For the payout phase you may elect fixed annuity payments based on our then current annuity rates. The discussion below describes the fixed investment options in the accumulation phase.

As of the date of this Prospectus we offer in most jurisdictions in which the Annuity is available Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. Each such Fixed Allocation is accounted for separately. Each Fixed Allocation earns a fixed rate of interest throughout a set period of time called a Guarantee Period. Multiple Fixed Allocations are permitted, subject to our allocation rules. The duration of a Guarantee Period may be the same or different from the duration of the Guarantee Periods of any of your prior Fixed Allocations.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group Annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we will take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA (see "Account Value of the Fixed Allocations").

A Guarantee Period for a Fixed Allocation begins: (a) when all or part of a Net Purchase Payment is allocated for that particular Guarantee Period; (b) upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or (c) when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one quarter percent of interest (2.25%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our mortality and expense risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

     OPERATIONS OF THE SEPARATE ACCOUNTS: The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. In the payout phase, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account.

     Separate Accounts: We are the legal owner of assets in the separate accounts. Income, gains and losses, whether or not realized, from assets allocated to these separate accounts, are credited to or charged against each such separate account in accordance with the terms of the annuities supported by such assets without regard to our other income, gains or losses or to the income, gains or losses in any other of our separate accounts. We will maintain assets in each separate account with a total market value at least equal to the reserve and other liabilities we must maintain in relation to the annuity obligations supported by such assets. These assets may only be charged with liabilities which arise from such annuities. This may include Annuities offered pursuant to this Prospectus or certain other annuities we may offer. The investments made by separate accounts are subject to the requirements of applicable state laws. These investment requirements may differ between those for separate accounts supporting variable obligations and those for separate accounts supporting fixed obligations.

     Separate Account B: In the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in our Separate Account B. Separate Account B consists of multiple Sub-accounts. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

The   Sub-accounts   offered  pursuant  to  this  Prospectus  are  all  Class  1
Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts.

The amount of our obligations in relation to allocations to the  Sub-accounts is
based  on  the  investment  performance  of  such  Sub-accounts.   However,  the
obligations themselves are our general corporate obligations.

Separate Account B is registered with the SEC under the 1940 Act as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account B. Each Sub-account invests only in a single mutual fund or mutual fund portfolio.

The only Sub-accounts available for allocation of your Account Value are those offered pursuant to this Prospectus. Persons interested in our other annuities may be offered the same or different Sub-accounts of Separate Account B or any of our other separate accounts. Such sub-accounts may invest in some or all of the same underlying mutual funds or portfolios of such underlying mutual funds as the Sub-accounts offered pursuant to this Prospectus. As of the date of this Prospectus, the Annuities offered pursuant to this Prospectus and annuities offered pursuant to a number of other prospectuses maintained assets in Class 1 Sub-accounts. We may offer additional annuities that maintain assets in Class 1 Sub-accounts. In addition, some of the Class 1 Sub-accounts may invest in underlying mutual funds or underlying mutual fund portfolios in which Sub-accounts in other classes of Separate Account B invest.

You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds. Portfolios added to the underlying mutual funds may or may not be offered through added Sub-accounts.

Sub-accounts are permitted to invest in underlying mutual funds or portfolios that we consider suitable. We also reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account, nor is there any assurance that the Account Value allocated to the Sub-accounts will equal the amounts allocated to the Sub-accounts as of any time other than the Valuation Period of such allocation. You bear the entire investment risk.

     Separate Account D: In the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D, which is a "non-unitized" separate account. Such obligations are based on the interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no discrete units in Separate Account D. No party with rights under any annuity nor any group contract owner participates in the investment gain or loss from assets belonging to Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

The staff of the Securities and Exchange Commission have raised the issue of whether the existence of a separate account supporting Fixed Allocations such as Separate Account D, the assets of which are not chargeable with liabilities arising out of any other business we conduct, is an investment company under the 1940 Act. If it is determined that Separate Account D is an investment company, it will be required to register and comply with the requirements of the 1940 Act unless Separate Account D seeks and obtains an exemption from such requirements. We have applied for an exemption without prejudice to our position that Separate Account D is not an investment company and that such exemptive relief is not required. Such application for exemption may or may not be granted.

If you surrender, withdraw or transfer Account Value from a Fixed Allocation before the end of its Guarantee Period, you bear the risk inherent in the MVA (see "Account Value of the Fixed Allocations"). The Account Value of a Fixed Allocation is guaranteed on its Maturity Date (and, where required by law, the 30 days prior to the Maturity Date) to be its then current Interim Value.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

         (1) The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

         (2) We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

                  (a) Investments may be made in cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; asset-backed obligations; and municipal bonds.

                  (b) At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by either Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

     (3) We have the sole discretion to employ investment managers that we believe are qualified, experienced and reputable to manage Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, J. P. Morgan Investment Management, Inc. Each manager is responsible for investment management of different portions of Separate Account
D. From time to time additional investment managers may be employed or investment manager may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

     (4) The assets in Separate Account D are accounted for at their market value, rather than at book value.

     (5) We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

     INSURANCE ASPECTS OF THE ANNUITY: As an insurance company we bear the insurance risk inherent in the Annuity. This includes the risks that mortality and expenses exceed our expectations, and the investment and re-investment risks in relation to the assets supporting obligations not based on the investment performance of a separate account. We are subject to regulation that requires reserving and other practices in a manner that minimizes the insurance risk (see "Regulation").

     CHARGES ASSESSED OR ASSESSABLE AGAINST THE ANNUITY: The Annuity charges which are assessed or may be assessable under certain circumstances are the contingent deferred sales charge, the maintenance fee, a charge for taxes and a transfer fee. These charges are allocated according to our rules. The maintenance fee and transfer charge are not assessed if no Account Value is maintained in the Sub-accounts at the time such fee or charge is payable. However, we make certain assumptions regarding maintenance and transfer expenses as part of the overall expense assumptions used in determining the interest rates we credit to Fixed Allocations. Charges are also assessed against the Sub-accounts and the underlying mutual funds. We also may charge you for special services, such as dollar cost averaging, Systematic Withdrawals, Minimum Distributions, and additional reports. As of the date of this Prospectus, we do not charge you for any special services.

     Contingent Deferred Sales Charge: Although we incur sales expenses in connection with the sale of contracts (for example, preparation of sales literature, expenses of selling and distributing the contracts, including commissions, and other promotional costs), we do not deduct any charge from your Purchase Payments for such expenses. However, a contingent deferred sales charge may be assessed. We assess a contingent deferred sales charge against the portion of any withdrawal or surrender that is deemed to be a liquidation of your Purchase Payments paid within the preceding seven years. The contingent deferred sales charge applies to each Purchase Payment that is liquidated. It is a decreasing percentage of the Purchase Payment being liquidated. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is applied to your Account Value. The charge for Annuities issued for delivery in all jurisdictions except New York is: year 1 -7.5%; year 2 - 7.0%; year 3 - 6.0%; year 4 - 5.0%; year 5 - 4.0%; year 6 -
3.0%; year 7 - 2.0%; year 8 and thereafter - 0%. The charge for Annuities issued for delivery in New York is: year 1 -7.5%; year 2 - 6.5%; year 3 - 5.5%; year 4
- 4.5%; year 5 - 3.5%; year 6 - 2.5%; year 7 - 1.5%; year 8 and thereafter - 0%.

Each Annuity Year in the accumulation phase you may withdraw a limited amount of Account Value without application of any contingent deferred sales charge (see "Free Withdrawal"). However, for purposes of the contingent deferred sales charge, amounts withdrawn as free withdrawals are not considered a liquidation of Purchase Payments. Account Value is deemed withdrawn according to specific rules in determining how much, if any, contingent deferred sales charge applies to a partial withdrawal (see "Partial Withdrawal"). There is no contingent deferred sales charge if all Purchase Payments were received at least 7 years prior to the date of either a full surrender or partial withdrawal. Where permitted by law, any contingent deferred sales charge applicable to a full surrender is waived if such full surrender qualifies under our rules as a medically-related withdrawal (see "Medically-Related Surrenders").

From time to time we may reduce the amount of the contingent deferred sales charge, the period during which it applies, or both, when Annuities are sold to individuals or a group of individuals in a manner that reduces sales expenses. We would consider such factors as: (a) the size and type of group; (b) the amount of Purchase Payments; (c) present Owners making additional Purchase Payments; and/or (d) other transactions where sales expenses are likely to be reduced.

No contingent deferred sales charge is imposed when any group annuity contract or any Annuity issued pursuant to this Prospectus is owned on its Issue Date by:
(a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager or sub-advisor providing investment management and/or advisory services to an underlying mutual fund or any affiliate of such investment manager or sub-advisor; (e) a director, officer, employee or registered representative of a broker-dealer that has a then current selling agreement with American Skandia Marketing, Incorporated, formerly Skandia Life Equity Sales Corporation; (f) the then current spouse of any such person noted in (b) through (e), above; and (g) parents of any such person noted in (b) through (e) above; and (h) such person's child or other legal dependent under the age of 21. No such group annuity contract or Annuity is eligible for any Additional Amount due to the size of Purchase Payments (see "Breakpoints") or may qualify under any Exchange Program (see "Exchange Contracts").

No contingent deferred sales charge is assessed on Minimum Distributions, to the extent such Minimum Distributions are required from your Annuity at the time it is taken. However, the charge may be assessed for any partial withdrawal taken in excess of the Minimum Distribution, even if such amount is taken to meet minimum distribution requirements in relation to other savings or investments held pursuant to various retirement plans designed to qualify for preferred tax treatment under various sections of the Code (see "Minimum Distributions").

Any elimination of the contingent deferred sales charge or any reduction to the amount or duration of such charges will not discriminate unfairly between Annuity purchasers. We will not make any such changes to this charge where prohibited by law.

Expenses incurred in connection with the sale of Annuities may exceed the charges made for such purpose. We expect that the contingent deferred sales charge will not be sufficient to cover the sales expenses. We expect to meet any deficiency from any profit we may make on Annuities and from our surplus. This may include proceeds from, among others, the mortality and expense risk charges assessed against the Sub-accounts.

     Maintenance Fee: A maintenance fee equaling the smaller of $30 or 2% of your then current Account Value is deducted from the Account Values in the Sub-accounts annually and upon surrender. The fee is limited to the Account Values in the Sub-accounts as of the Valuation Period such fee is due. Certain representations regarding the maintenance fee are found in the section entitled Administration Charge.

     Tax Charges: In several states a tax is payable. We will deduct the amount of tax payable, if any, from your Purchase Payments if the tax is then incurred or from your Account Value when applied under an annuity option if the tax is incurred at that time. The amount of the tax varies from jurisdiction to jurisdiction. It may also vary depending on whether the Annuity qualifies for certain treatment under the Code. In each jurisdiction, the state legislature may change the amount of any current tax, may decide to impose the tax, eliminate it, or change the time it becomes payable. In those jurisdictions imposing such a tax, the tax rates currently in effect range up to 31/2%. In addition to state taxes, local taxes may also apply. The amounts of these taxes may exceed those for state taxes.

     Transfer Fee: We charge $10.00 for each transfer after the twelfth in any Annuity Year. However, the fee is only charged if there is Account Value in at least one Sub-account immediately subsequent to such transfer.

     Allocation Of Annuity Charges: Charges applicable to a surrender are used in calculating Surrender Value. Charges applicable to any type of withdrawal are taken from the investment options in the same ratio as such a withdrawal is taken from the investment options (see "Allocation Rules"). The transfer fee is assessed against the Sub-accounts in which you maintain Account Value immediately subsequent to such transfer. The transfer fee is allocated on a pro-rata basis in relation to the Account Values in such Sub-accounts as of the Valuation Period for which we price the applicable transfer. No fee is assessed if there is no Account Value in any Sub-account at such time. Tax charges are assessed against the entire Purchase Payment or Account Value as applicable. The maintenance fee is assessed against the Sub-accounts on a pro-rata basis in relation to the Account Values in each Sub-account as of the Valuation Period for which we price the fee.

     CHARGES ASSESSED AGAINST THE ASSETS: There are charges assessed against assets in the Sub-accounts. These charges are described below. There are no charges deducted from the Fixed Allocations. The factors we use in determining the interest rates we credit Fixed Allocations are described above in the subsection entitled Fixed Investment Options. No charges are deducted from assets supporting fixed or adjustable annuity payments. The factors we use in determining fixed or adjustable annuity payments include, but are not limited to, our expected investment returns, costs, risks and profit targets. We reserve the right to assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

     Administration Charge: We assess each Class 1 Sub-account, on a daily basis, an administration charge. The charge is 0.15% per year of the average daily total value of such Sub-account.

We assess the administration charge and the maintenance fee, described in the subsection entitled Maintenance Fee, at amounts we believe necessary to recover the actual costs of maintaining and administering the Account Values allocated to the Class 1 Sub-accounts and Separate Account B itself. The administration charge and maintenance fee can be increased only for Annuities issued subsequent to the effective date of any such change.

A  relationship   does  not  necessarily   exist  between  the  portion  of  the
administration charge and the maintenance fee attributable to a particular Annuity and the expenses attributable to that Annuity. However, we believe the total administration charges made against the Class 1 sub-accounts will not be greater than the total anticipated costs. We allocate costs pro-rata between classes in Separate Account B in proportion to the assets in various classes. Types of expenses which might be incurred include, but are not necessarily limited to, the expenses of: developing and maintaining a computer support system for administering the Account Values in the Sub-accounts and Separate Account B itself, preparing and delivering confirmations and quarterly statements, processing transfers, withdrawal and surrender requests, responding to Owner inquiries, reconciling and depositing cash receipts, calculating and monitoring daily values of each Sub-account, reporting for the Sub-accounts, including quarterly, semi-annual and annual reports, and mailing and tabulation of shareholder proxy solicitations.

From time to time we may reduce the amount of the maintenance fee and/or the administration charge. We may do so when Annuities are sold to individuals or a group of individuals in a manner that reduces maintenance and/or administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where maintenance and/or administration expenses are likely to be reduced.

Any elimination of the maintenance fee and/or the administration charge or any reduction of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to these charges where prohibited by law.

     Mortality and Expense Risk Charges: For Class 1 Sub-accounts, the mortality risk charge is 0.90% per year and the expense risk charge is 0.35% per year. These charges are assessed in combination each day against each Sub-account at the rate of 1.25% per year of the average daily total value of each Sub-account.

With respect to the mortality risk charge, we assume the risk that the mortality experience under the Annuities may be less favorable than our assumptions. This could arise for a number of reasons, such as when persons upon whose lives annuity payments are based live longer than we anticipated, or when the Sub-accounts decline in value resulting in losses in paying death benefits. If our mortality assumptions prove to be inadequate, we will absorb any resulting loss. Conversely, if the actual experience is more favorable than our assumptions, then we will benefit from the gain. We also assume the risk that the administration charge may be insufficient to cover our actual administration costs. If we realize a profit from the mortality and expense risk charges, such profit may be used to recover sales expenses incurred which may not be recovered by the contingent deferred sales charge.

     CHARGES OF THE UNDERLYING MUTUAL FUNDS: Each underlying mutual fund assesses various charges for investment management and investment advisory fees. These charges generally differ between portfolios within the same underlying mutual fund. You will find additional details in each fund prospectus and the statements of additional information.

     PURCHASING ANNUITIES: You may purchase an Annuity for various purposes. You must meet our requirements before we issue an Annuity and it takes effect. Certain benefits are available to certain classes of purchasers, including, but not limited to, those who submit Purchase Payments above specified breakpoint levels and those who are exchanging a contract issued by another insurer for an Annuity. You have a "free-look" period during which you may return your Annuity for a refund amount which may be less or more than your Purchase Payment, except in specific circumstances.

     Uses Of The Annuity: The Annuity may be issued in connection with or purchased as a funding vehicle for certain retirement plans designed to meet the requirements of various sections of the Code. These include, but are not limited to: (a) Sections 401 (corporate, association, or self-employed individuals' retirement plans); (b) Section 403(b) (tax-sheltered annuities available to employees of certain qualifying employers); and (c) Section 408 (individual retirement accounts and individual retirement annuities - "IRAs"; Simplified Employee Pensions). We may require additional information regarding such plans before we issue an Annuity to be used in connection with such retirement plans. We may also restrict or change certain rights and benefits if, in our opinion, such restrictions or changes are necessary for your Annuity to be used in connection with such retirement plans. The Annuity may also be used in connection with plans that do not qualify under the sections of the Code noted above. Some of the potential tax consequences resulting from various uses of the Annuities are discussed in the section entitled "Certain Tax Considerations".

     Application And Initial Payment: You must meet our underwriting requirements and forward a Purchase Payment if you seek to purchase an Annuity. These requirements may include a properly completed Application. Where permitted by law, we may issue an Annuity without completion of an Application for certain classes of Annuities.

The minimum initial Purchase Payment we accept is $10,000 if the Annuity is not to be used in connection with a plan which is designed to qualify for special treatment under the Code (see "Certain Tax Considerations") or unless you authorize the use of bank drafting to make Purchase Payments (see "Bank Drafting"). The minimum is $2,000 if the Annuity is purchased in connection with a plan which is designed to so qualify unless you authorize the use of bank drafting. If you choose bank drafting, we will accept a lower initial Purchase Payment provided that the Purchase Payments received in the first year total at least $1,000. The initial Purchase Payment must be paid by check or by wire transfer. It cannot be made through bank drafting. Our Office must give you prior approval before we accept a Purchase Payment that would result in the Account Value of all annuities you maintain with us exceeding $500,000. We confirm each Purchase Payment in writing. Multiple annuities purchased from us within the same calendar year may be treated for tax purposes as if they were a single annuity (see "Certain Tax Considerations").

We reserve the right to allocate your initial Net Purchase Payment to the investment options up to two business days after we receive, at our Office, all of our requirements for issuing the Annuity as applied for. We may retain the Purchase Payment and not allocate the initial Net Purchase Payment to the investment options for up to five business days while we attempt to obtain all such requirements. We will try to reach you or any other party from whom we need any information or materials. If the requirements cannot be fulfilled within that time, we will (a) attempt to inform you of the delay, and (b) return the amount of the Purchase Payment, unless you specifically consent to our retaining it until all our requirements are met. Once our requirements are met, the initial Net Purchase Payment is applied to the investment options within two business days. Once we accept your Purchase Payment and our requirements are met, we issue an Annuity.

     Breakpoints: Wherever allowed by law, we reserve the right to credit certain additional amounts ("Additional Amounts") to your Annuity if you submit large initial or subsequent Purchase Payments. Such Additional Amounts are credited by us on your behalf with funds from our general account. As of the date of this Prospectus, we were making such a program available. However, we reserve the right to modify, suspend or terminate it at any time, or from time to time, without notice.

The current breakpoints for qualifying for Additional Amounts are shown below. Also shown is the value of such Additional Amounts as a percentage of your Purchase Payment.

                                                                                    Additional Amount as a
                  Purchase Payment                                      Percentage of the Purchase Payment

                  At least $1,000,000.00 but less than $5,000,000.00                                 3.00%

                  At least $5,000,000.00 or more                                                     3.75%

However, the value of any Additional Amounts combined with any Exchange Credits due under any exchange program we offer may not exceed the specified maximum percentage under such exchange program (see "Exchange Contracts").

Additional Amounts are added at the same time the qualifying Net Purchase Payment is allocated to the investment options, and are allocated to the investment options in the same manner as such qualifying Net Purchase Payment. Should you exercise your right to return the Annuity, the then current value of any Additional Amount as of the date your Annuity is canceled will be deducted from your Account Value prior to determining the amount to be returned to you. We do not consider Additional Amounts to be "investment in the contract" for income tax purposes (see "Certain Tax Considerations"). Additional Amounts credited are not included in any amounts you may withdraw without assessment of the contingent deferred sales charge (see "Contingent Deferred Sales Charge").

Generally, the breakpoints apply separately to each Purchase Payment. However, we will apply the breakpoints cumulatively if you provide us In Writing evidence satisfactory to us that you will submit additional Purchase Payments within a 13 month period. We may require an initial Purchase Payment of at least $500,000.00 before we agree to such a program if it is designed to provide a total of at least $1,000,000.00 of Purchase Payments over 13 months. We may require an initial Purchase Payment of at least $2,500,000.00 before we agree to such a program if it is designed to provide a total of at least $5,000,000.00 of Purchase Payments over 13 months. We retain the right to recover an amount from your Annuity if such additional Purchase Payments are not received. The amount we may recover is the greater of the value of the Additional Amounts when applied or a percentage of your Account Value as of the date of such recovery. The percentage equals the ratio between the Additional Amounts and the Purchase Payment that was received. Amounts recovered will be taken pro-rata from the investment options based on the Account Values in the investment options as of the date of the recovery. If the amount of the recovery exceeds your then current Surrender Value, we will recover all remaining Account Value and terminate your Annuity.

Failure to inform us In Writing at or prior to the time of the initial Purchase Payment that you intend to submit a pair or series of large Purchase Payments within a 13 month period may result in your Annuity being credited no Additional Amounts or fewer Additional Amounts than would otherwise be credited to you.

     Exchange Contracts: We reserve the right to offer an exchange program (the "Exchange Program") available only to purchasers who exchange an existing contract issued by another insurance company not affiliated with us (an "Exchange Contract") for an Annuity or who add, under certain qualified plans, to an existing Annuity by exchanging an Exchange Contract. As of the date of this Prospectus, where allowed by law, we were making such a program available. However, we reserve the right to modify, suspend, or terminate it at any time or from time to time without notice. If such an Exchange Program is in effect, it will apply to all such exchanges for an Annuity.

Such a program would be available only where permitted by law to owners of insurance or annuity contracts deemed not to constitute "securities" issued by an investment company. Therefore, while a currently owned variable annuity or variable life insurance policy may be exchanged for an Annuity pursuant to
Section 1035 of the Code, or where applicable, may qualify for a "rollover" or transfer to an Annuity pursuant to certain other sections of the Code, such an exchange, "rollover" or transfer of such a currently owned variable annuity or variable life insurance policy subject to the 1940 Act will not qualify for any Exchange Program being offered in relation to Annuities offered pursuant to this Prospectus. You should carefully evaluate whether any particular Exchange Program we offer benefits you more than if you continue to hold your Exchange Contract. Factors to consider include, but are not limited to: (a) the amount, if any, of the surrender charges under your Exchange Contract, which you should ascertain from your insurance company; (b) the time remaining under your Exchange Contract during which surrender charges apply; (c) the on-going charges, if any, under your Exchange Contract versus the on-going charges under an Annuity; (d) the contingent deferred sales charge under an Annuity; (e) the amount and timing of any benefits under such an Exchange Program; and (f) the potentially greater cost to you if the contingent deferred sales charge on an Annuity or the surrender charge on your Exchange Contract exceeds the benefits under such an Exchange Program. There could be adverse federal income tax consequences. You should consult with your tax advisor as to the tax consequences of such an exchange (see "Tax Free Exchanges").

Under the Exchange Program available as of the date of this Prospectus we add certain amounts to your Account Value as exchange credits ("Exchange Credits"). Such Exchange Credits are credited by us on behalf of the Owners of Exchange Contracts with funds from our general account. Subject to a specified limit (the "Exchange Credit Limit") discussed below, the Exchange Credits equal the surrender  charge  paid,  if  any,  to the  other  insurance  company  plus  the difference, if any, between the "annuity value" and the "Surrender Value" attributable to a difference in interest rates that have or would be credited to such values in amounts typically referred to as "two tier" annuities. (A "two-tier" annuity is generally credited higher interest rates if there are no or limited withdrawals before annuitization, and a lower interest rate would apply upon surrender and most withdrawals.) Both such amounts hereafter are referred to as a "surrender charge". Exchange Credits are not included in any amounts returned to you during the "free-look" period described below. Determination of whether an Exchange Contract is a "two tier" annuity qualifying for Exchange Credits is in our sole discretion. This Exchange Program is subject to the following rules:

     (1) We do not add Exchange Credits unless we receive In Writing evidence satisfactory to us:

                  (a) of the surrender charge, if any, you paid to surrender the Exchange Contract and the amount of any such charge (you may have particular difficulty in obtaining satisfactory evidence of any surrender charge paid to surrender an Exchange Contract typically referred to as a "two tier" annuity); and

                  (b) that you acknowledge that you are aware that the contingent deferred sales charge under this Annuity will be assessed in full against any subsequent surrender or partial withdrawal to the extent then applicable.

         (2) The ratio of the Exchange Credits to be added to any Fixed Allocation is the ratio between such Fixed Allocation and the Purchase Payment that qualifies for this Exchange Credit on the date we allocate the Purchase Payment. Exchange Credits not added to Fixed Allocations, if any, are allocated pro-rata among the Sub-accounts based on your Account Values in such Sub-accounts at the time we allocate the Exchange Credits.

     (3) The Exchange Credit is allocated as of the later of (a), (b) or (c); where

     (a) is the date the applicable Purchase Payment is allocated to the investment options;

     (b) is 30 days after the Issue Date; and

     (c) is the date we receive, In Writing, evidence satisfactory to us of the amount of the surrender charge you paid to surrender the Exchange Contract.

For the fixed investment options, interest on the Exchange Credits is credited as of the later of (a) or (b), where:

     (a) is the date the applicable Purchase Payment was allocated; and

     (b) is the date we receive, In Writing, evidence satisfactory to us of the amount of the surrender charge you paid to surrender the Exchange Contract, if more than 30 days after the Issue Date.

         (4) The value of the Exchange Credits as of the date of the allocation to the investment options equals the lesser of the Exchange Credit Limit or the surrender charge you paid to surrender the Exchange Contract. The Exchange Credit Limit currently is 5.5% of the net amount payable upon surrender of the Exchange Contract (except for Exchange Contracts which are purchased by retirement plans designed to qualify under Section 401 of the Code, where the Exchange Credit Limit is 5%), less the value of any Additional Amounts we may credit because of the size of your initial Purchase Payment (see "Breakpoints"). It is not based on any other Purchase Payment. We reserve the right at any time and from time to time to increase or decrease the Exchange Credit Limit. However, the Exchange Credit Limit in effect at any time will apply to all purchases qualifying for the Exchange Program.

         (5) The value of any Exchange Credits is not considered "growth" for purposes of determining amounts available as a free withdrawal (see "Free Withdrawal").

         (6) We do not consider additional amounts credited to Account Value under the Exchange Program to be an increase in your "investment in the contract" (see "Certain Tax Considerations").

     Bank Drafting: You may make Purchase Payments to your Annuity using bank drafting, but only for allocations to variable investment options. However, you must pay at least one prior Purchase Payment by check or wire transfer. We will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $10,000 if you also furnish bank drafting instructions that provide amounts that will meet a $1,000 minimum Purchase Payment requirement to be paid within 12 months. For Annuities designed to qualify for special tax treatment under the Code, we will accept an initial Purchase Payment lower than our standard minimum Purchase Payment requirement of $2,000 if you also furnish bank drafting instructions that provide amounts that will meet a $1,000 minimum Purchase Payment requirement to be paid within 12 months. We will accept an initial Purchase Payment in an amount as low as $100, but it must be accompanied by a bank drafting authorization form allowing monthly Purchase Payments of at least $75.

     Right to Return the Annuity: You have the right to return the Annuity within twenty-one days of receipt or longer where required by law. The period in which you can take this action is known as a "free-look" period. To exercise your right to return the Annuity during the "free-look" period, you must return the Annuity. The amount to be refunded is the then current Account Value plus any tax charge deducted and less any Additional Amounts added due to premium size (see "Breakpoints"). This is the "standard refund". If necessary to meet Federal requirements for IRAs or certain state law requirements, we return the greater of the "standard refund" or the Purchase Payments received less any withdrawals (see "Allocation of Net Purchase Payments"). We tell you how we determine the amount payable under any such right at the time we issue your Annuity.

Upon the termination of the "free-look" period, if you surrender your Annuity, you may be assessed certain charges (see "Charges Assessed or Assessable Against the Annuity"). For annuities subject to New York law, notice given by mail and return of the Annuity by mail are effective on being postmarked, properly addressed and postage prepaid. If the Annuity is returned to the agent, other than by mail, the effective date of surrender of the Annuity will be the date the Annuity is received by the agent. The amount payable as to any amounts allocated to the variable investment options equals the Account Value plus any fees or charges deducted as of the date the cancellation request is either postmarked or returned to the agent. If you choose to allocate any portion of your Purchase Payment to the variable investment options, you bear the investment risk during this period. The amount payable as to any amounts allocated to the fixed investment options equals the greater of (i) the Purchase Payment, less any withdrawals, or (ii) the current Account Value of the Annuity plus any fees or charges deducted on the date the cancellation request is either postmarked or returned to the agent.

     Allocation of Net Purchase Payments: All allocations of Net Purchase Payments are subject to our allocation rules (see "Allocation Rules"). Allocation of the portion of the initial Purchase Payment and any Net Purchase Payments received during the free-look period that you wish to allocate to any Sub-accounts are subject to an additional allocation rule if state law requires return of at least your Purchase Payments should you return the Annuity under such free-look provision. If such state law applies to your Annuity: (a) we allocate any portion of any such Net Purchase Payments that you indicate you wish to go into the Sub-accounts to the AST Money Market Sub-account; and (b) at the end of such free-look period we reallocate Account Value according to your then most recent allocation instructions to us, subject to our allocation rules. However, where permitted by law in such jurisdictions, we will allocate such Net Purchase Payments according to your instructions, without any temporary allocation to the AST Money Market Sub-account, if you execute a return waiver ("Return Waiver"). Under the Return Waiver, you waive your right to the return of the greater of the "standard refund" or the Purchase Payments received less any withdrawals. Instead, you only are entitled to the return of the "standard refund" (see "Right to Return the Annuity").

We may require that your initial Purchase Payment, as well as other Purchase Payments will be allocated in accordance with the then current requirements of any rebalancing, asset allocation or market timing type of program which you have authorized or have authorized an independent third party to use in connection with your Annuity (see "Allocation Rules").

     Balanced Investment Program: We offer a balanced investment program if Fixed Allocations are available under your Annuity. If you choose this program, we commit a portion of your initial Net Purchase Payment as a Fixed Allocation for the Guarantee Period you select. This Fixed Allocation will have grown pre-tax to equal the exact amount of your entire initial Purchase Payment at the end of its initial Guarantee Period if no amounts are transferred or withdrawn from such Fixed Allocation. The rest of your initial Net Purchase Payment is invested in the other investment options you select. We reserve the right, from time to time, to credit additional amounts to Fixed Allocations ("Additional Amounts") if you allocate Purchase Payments in accordance with the balanced investment program we offer. We do so at our sole discretion. Such an offer is subject to our rules, including but not limited to, a change to the MVA formula. For more information, see "Additional Amounts in the Fixed Allocations".

     Ownership, Annuitant and Beneficiary Designations: You make certain designations that apply to the Annuity if issued. These designations are subject to our rules and to various regulatory or statutory requirements depending on the use of the Annuity. These designations include an Owner, a contingent Owner, an Annuitant, a Contingent Annuitant, a Beneficiary, and a contingent Beneficiary. Certain designations are required, as indicated below. Such designations will be revocable unless you indicate otherwise or we endorse your Annuity to indicate that such designation is irrevocable to meet certain regulatory or statutory requirements.

Some of the tax implications of various designations are discussed in the section entitled "Certain Tax Considerations". However, there are other tax issues than those addressed in that section, including, but not limited to, estate and inheritance tax issues. You should consult with a competent tax counselor regarding the tax implications of various designations. You should also consult with a competent legal advisor as to the implications of certain designations in relation to an estate, bankruptcy, community property, where applicable, and other matters.

An Owner must be named. You may name more than one Owner. If you do, all rights reserved to Owners are then held jointly. We require the consent In Writing of all joint Owners for any transaction for which we require the written consent of Owners. Where required by law, we require the consent In Writing of the spouse of any person with a vested interest in an Annuity. Naming someone other than the payor of any Purchase Payment as Owner may have gift, estate or other tax implications.

Where allowed by law, you may name a contingent Owner. However, this designation takes effect only on or after the Annuity Date.

You must name an Annuitant. We do not accept a designation of joint Annuitants. Where allowed by law, you may name one or more Contingent Annuitants. There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant and the Annuity is owned by a trust that is neither tax exempt nor does not qualify for preferred treatment under certain sections of the Code, such as Section 401 (a "non-qualified" trust). In general, the Code is designed to prevent the benefit of tax deferral from continuing for long periods of time on an indefinite basis. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion. Where allowed by law, you must name Contingent Annuitants according to our rules when an Annuity is used as a funding vehicle for certain retirement plans designed to meet the requirements of Section 401 of the Code.

You may name more than one primary and more than one contingent Beneficiary, and if you do, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you have requested otherwise In Writing. If the primary Beneficiary dies before death proceeds become payable, the proceeds will become payable to the contingent Beneficiary. If no Beneficiary is alive at the time of the death upon which death proceeds become payable or in the absence of any Beneficiary designation, the proceeds will vest in you or your estate.

     ACCOUNT VALUE AND SURRENDER VALUE: In the accumulation phase your Annuity has an Account Value. Your total Account Value is the sum of your Account Value in each investment option. Surrender Value is the Account Value less any applicable contingent deferred sales charge and any applicable maintenance fee.

     Account Value in the Sub-accounts: We determine your Account Value separately for each Sub-account. To determine the Account Value in each Sub-account we multiply the Unit Price as of the Valuation Period for which the calculation is being made times the number of Units attributable to you in that Sub-account as of that Valuation Period. The method we use to determine Unit Prices is shown in the Statement of Additional Information.

The number of Units attributable to you in a Sub-account is the number of Units you purchased less the number transferred or withdrawn. We determine the number of Units involved in any transaction specified in dollars by dividing the dollar value of the transaction by the Unit Price of the effected Sub-account as of the Valuatio

     Account Value of the Fixed Allocations: We determine the Account Value of each Fixed Allocation separately. A Fixed Allocation's Account Value as of a particular date is determined by multiplying its then current Interim Value times the MVA.

A formula is used to determine the MVA. The formula is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date for which the Account Value is being determined. The formula is:

                               [(1+I) / (1+J)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate for your class of annuities for new Fixed Allocations with Guarantee Periods of durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in such Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula. This formula is described in the Statement of Additional Information.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. Account Value is reduced when the applicable Current Rate exceeds the rate being credited to a Fixed Allocation. Account Value is increased when the applicable Current Rate is less than the rate being credited to a Fixed Allocation. See the Statement of Additional Information for an illustration of how the MVA works.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

     Additional Amounts in the Fixed Allocations: To the extent permitted by law, we reserve the right, from time to time, to credit Additional Amounts to Fixed Allocations. We may do so at our sole discretion. We may offer to credit such Additional Amounts only in relation to Fixed Allocations of specific durations (i.e. 10 years) when used as part of certain programs we offer such as the balanced investment program and dollar cost averaging (see "Balanced
Investment Program" and "Dollar Cost Averaging"). We would provide such Additional Amounts with funds from our general account and credit them to the applicable Fixed Allocation. Such a program is subject to the following rules:

         (1) The Additional Amounts are credited in relation to initial or additional Purchase Payments, not to Account Value transferred to a Fixed Allocation for use in the applicable programs. The Additional Amounts are not credited in relation to any exchange of another annuity issued by us for an Annuity.

         (2) The Additional Amounts are credited as of the later of the date the applicable Purchase Payment is allocated to the applicable Fixed Allocation or the 30th day after the Issue Date.

         (3) Interest on the Additional Amounts is credited as of the date the applicable Purchase Payment is allocated to the applicable Fixed Allocation.

     (4) The Additional Amounts are a percentage of the amount credited to the applicable Fixed Allocation. However, we may change the percentage from time to time.

         (5) There is a change to the MVA formula. The formula changes from [(1+I) / (1+J)]N/12 to [(1+I) / (1+J+0.0010)]N12 (see "Account Value of the
Fixed Allocations"). This change would only apply to a transfer, surrender or withdrawal from the applicable Fixed Allocation, but not to any payments of death benefit proceeds or a medically-related surrender (see "Medically-Related Surrender"). This change could reduce your Account Value.

         (6) We do not consider Additional Amounts to be "investment in the contract" for income tax purposes (see "Certain Tax Considerations").

         (7) Additional Amounts credited are not included in any amounts you may withdraw without assessment of the contingent deferred sales charge pursuant to the Free Withdrawal provision (see "Free Withdrawals").

         (8) We determine if a Purchase Payment is received during the period any such program is offered based on the earlier of: (a) the date we receive at our Office the applicable Purchase Payment; or (b) the date we receive at our Office our requirements in relation to either an exchange of an existing annuity issued by another insurer or a "rollover" or transfer of such an annuity pursuant to specific sections of the Code.

         (9) No Purchase Payment may be applied to more than one program crediting Additional Amounts solely to a Fixed Allocation.

         (10) We reserve the right to reduce the Additional Amount when the Additional Amount combined with amounts we credit under various other programs we may offer, such as the Exchange Program, exceed the Exchange Credit Limit (see "Exchange Contracts").

     RIGHTS, BENEFITS AND SERVICES: The Annuity provides various rights, benefits and services subsequent to its issuance and your decision to keep it beyond the free-look period. A number of these rights, benefits and services, as well as some of the rules and conditions to which they are subject, are described below. These rights, benefits and services include, but are not limited to: (a) making additional Purchase Payments; (b) changing revocable designations; (c) transferring Account Values between investment options; (d) receiving lump sum payments, Systematic Withdrawals or Minimum Distributions, annuity payments and death benefits; (e) transferring or assigning your Annuity;
(f) exercising certain voting rights in relation to the underlying mutual funds in which the Sub-accounts invest; and (g) receiving reports. These rights, benefits and services may be limited, eliminated or altered when an Annuity is purchased in conjunction with a qualified plan. We may require presentation of proper identification, including a personal identification number ("PIN") issued by us, prior to accepting any instruction by telephone. We forward your PIN to you shortly after your Annuity is issued. To the extent permitted by law or regulation, neither we nor any person authorized by us will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if we or such other person acted on telephone transfer instructions in good faith in reliance on your telephone transfer authorization and on reasonable procedures to identify persons so authorized through verification methods which may include a request for your Social Security number or a personal identification number (PIN) as issued by us. We may be liable for losses due to unauthorized or fraudulent instructions should we not follow such reasonable procedures.

     Additional  Purchase  Payments:  The  minimum for any  additional  Purchase
Payment is $100, except as part of a bank drafting program (see "Bank Drafting"), or less where required by law. Additional Purchase Payments may be paid at any time before the Annuity Date. Subject to our allocation rules, we allocate additional Net Purchase Payments according to your instructions. Should no instructions be received, we shall return your additional Purchase Payment.

     Changing Revocable Designations: Unless you indicated that a prior choice was irrevocable or your Annuity has been endorsed to limit certain changes, you may request to change Owner, Annuitant and Beneficiary designations by sending a request In Writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to: (a) a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death; (b) a new Owner or Annuitant who does not meet our then current underwriting guidelines; (c) a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency; and (d) a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity.

     Allocation Rules: In the accumulation phase, you may maintain Account Value in up to ten Sub-accounts. You may also maintain an unlimited number of Fixed Allocations. Should you request a transaction that would leave less than any minimum amount we then require in an investment option, we reserve the right, to the extent permitted by law, to add the balance of your Account Value in the applicable Sub-account or Fixed Allocation to the transaction and close out your balance in that investment option.

Should you  either:  (a)  request  any  rebalancing  services  we may offer (see
"Rebalancing"); or (b) authorize an independent third party to transact transfers on your behalf and such third party arranges for rebalancing of any portion of your Account Value in accordance with any asset allocation strategy; or (c) authorize an independent third party to transact transfers in accordance with a market timing strategy; then we require that all Purchase Payments, including the initial Purchase Payment, received while your Annuity is subject to such an arrangement are allocated to the same investment options and in the same proportions as then required pursuant to the applicable rebalancing, asset allocation or market timing program, unless we have received alternate instructions. Such allocation requirements terminate simultaneous to the termination of an authorization for rebalancing or any authorization to a third party to transact transfers on your behalf.

Withdrawals of any type are taken pro-rata from the investment options based on the then current Account Values in such investment options unless we receive instructions from you prior to such withdrawal. For this purpose only, the Account Value in all your then current Fixed Allocations is deemed to be in one investment option. If you transfer or withdraw Account Value from multiple Fixed Allocations and do not provide instructions indicating the Fixed Allocations from which Account Value should be taken: (a) we transfer Account Value first from the Fixed Allocation with the shortest amount of time remaining to the end of its Guarantee Period, and then from the Fixed Allocation with the next shortest amount of time remaining to the end of its Guarantee Period, etc.; and
(b) if there are multiple Fixed Allocations with the same amount of time left in each Guarantee Period, as between such Fixed Allocations we first take Account Value from the Fixed Allocation that had the shorter Guarantee Period.

     Transfers: In the accumulation phase you may transfer Account Value between investment options, subject to our allocation rules (see "Allocation Rules"). Transfers are not subject to taxation (see "Transfers Between Investment Options"). We charge $10.00 for each transfer after the twelfth in any Annuity Year, including transfers transacted as part of a dollar cost averaging program (see "Dollar Cost Averaging") or any rebalancing, market timing, asset allocation or similar program which you authorize to be employed on your behalf. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge and are not counted in determining whether other transfers may be subject to the transfer charge (see "Renewals"). Your transfer request must be In Writing or meet our requirements for accepting instructions we receive over the phone.

We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if we believe that: (a) excessive trading by such Owner or Owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying mutual funds.

In order to help you determine whether you wish to transfer Account Values to a Fixed Allocation, you may obtain our Current Rates by writing us or calling us at 1-800-766-4530.

Where permitted by law, we may accept your authorization of a third party to transfer Account Values on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We notify you of any such suspension or cancellation. We may restrict the investment options that will be available to you for transfers or allocations of Net Purchase Payments during any period in which you authorize such third party to act on your behalf. We give you, and/or the third party you authorize prior notification of any such restrictions. However, we will not enforce such a restriction if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

We or an affiliate of ours may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf or who provide recommendations as to how your Account Values should be allocated. This includes, but is not limited to, rebalancing your Account Value among investment options in accordance with various investment allocation strategies such third party may employ, or transferring Account Values between investment options in accordance with various investment allocation strategies such third party may employ, or transferring Account Values between investment options in accordance with market timing strategies employed by such third parties. Such independent third parties may or may not be appointed our agents for the sale of Annuities. However, we do not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of Annuities. We therefore take no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. We do not currently charge you extra for providing these support services.

     Renewals: A renewal is a transaction that occurs automatically as of the last day of a Fixed Allocation's Guarantee Period unless we receive alternative instructions. This day as to each Fixed Allocation is called its Maturity Date. As of the end of a Maturity Date, the Fixed Allocation's Guarantee Period "renews" and a new Guarantee Period of the same duration as the one just completed begins. However, the renewal will not occur if the Maturity Date, and where required by law, the 30 days prior to the Maturity Date, is on the date we apply your Account Value to determine the annuity payments that begin on the Annuity Date (see "Annuity Payments").

As an alternative to a renewal, you may transfer all or part of that Fixed Allocation's Account Value to a different Fixed Allocation or you may transfer such Account Value to one or more Sub-accounts, subject to our allocation rules. To accomplish this, we must receive instructions from you In Writing at least two business days before the Maturity Date. No MVA applies to transfers of a Fixed Allocation's Account Value occurring as of its Maturity Date, and where required by law, the 30 days prior to the Maturity Date. An MVA will apply in determining the Account Value of a Fixed Allocation at the time annuity payments are determined, unless the Maturity Date of such Fixed Allocation is the 15th day before the Annuity Date (see "Annuity Payments").

At least 30 days prior to a Maturity Date, or earlier if required by law or regulation, we inform you of the Guarantee Periods available as of the date of such notice. We do not provide a similar notice if the Fixed Allocation's Guarantee Period is of less than a year's duration. Such notice may include an example of the rates we are then crediting new Fixed Allocations as of the date such notice is prepared. The rates actually credited to a Fixed Allocation as of the date of any renewal or transfer immediately subsequent to the Maturity Date may be more or less than any rates quoted in such notice.

If your Fixed Allocation's then ending Guarantee Period is no longer available for new allocations and renewals or you choose a different Guarantee Period that is no longer available on the date following the Maturity Date, we will try to reach you so you may make another choice. If we cannot reach you, we will assign the next shortest Guarantee Period then currently available for new allocations and renewals to that Fixed Allocation.

     Dollar Cost Averaging: We offer dollar cost averaging in the accumulation phase. Dollar cost averaging is a program designed to provide for regular, approximately level investments over time. You may choose to transfer earnings only, principal plus earnings or a flat dollar amount. We make no guarantee that a dollar cost averaging program will result in a profit or protect against a loss in a declining market. You may select this program by submitting to us a request In Writing. You may cancel your participation in this program In Writing or by phone if you have previously authorized our acceptance of such instructions.

Dollar cost averaging is available from any of the investment options we choose to make available for such a program. Your Annuity must have an Account Value of not less than $10,000 at the time we accept your request for a dollar cost averaging program. Transfers under a dollar cost averaging program are counted in determining the applicability of the transfer fee (see "Transfers"). We reserve the right to limit the investment options into which Account Value may be transferred as part of a dollar cost averaging program. We currently do not permit dollar cost averaging programs where Account Value is transferred to Fixed Allocations. We also reserve the right to charge a processing fee for this service. Should we suspend or cancel the offering of this service, such suspension or cancellation will not affect any dollar cost averaging programs then in effect. Dollar cost averaging is not available while a rebalancing, asset allocation or market timing type of program is used in connection with your Annuity.

Dollar cost averaging from Fixed Allocations are subject to the following rules:
(a) you may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years; (b) such a program may only be selected in conjunction with and simultaneous to a new or renewing Fixed Allocation; (c) only averaging of earnings only or principal plus earnings is permitted; (d) a program averaging principal plus earnings from a Fixed Allocation must be designed to last that Fixed Allocation's entire current Guarantee Period; (e) dollar cost averaging transfers from a Fixed Allocation are not subject to the MVA; (f) dollar cost averaging may be done on a monthly basis only; and (g) you may not simultaneously use Account Value in any Fixed Allocation to participate in dollar cost averaging and receive Systematic Withdrawals or Minimum
Distributions from such Fixed Allocation (see "Systematic Withdrawals" and "Minimum Distributions"). We reserve the right, from time to time, to credit additional amounts ("Additional Amounts") if you allocate Purchase Payments to Fixed Allocations as part of a dollar cost averaging program. Such an offer is subject to our rules, including but not limited to, a change to the MVA formula. For more information, see "Additional Amounts in the Fixed Allocations".

We reserve the right, from time to time, to credit additional amounts ("Additional Amounts") if you allocate Purchase Payments to Fixed Allocations as part of a dollar cost averaging program. Such an offer is at our sole discretion and is subject to our rules, including but not limited to, a change to the MVA formula. For more information, see "Additional Amounts in the Fixed Allocations".

     Rebalancing: We may offer, during the accumulation phase, automatic quarterly, semi-annual or annual rebalancing among the variable investment options of your choice. This provides the convenience of automatic rebalancing without having to provide us instructions on a periodic basis. Failure to choose this option does not prevent you from providing us with transfer instructions from time to time that have the effect of rebalancing. It also does not prevent other requested transfers from being transacted.

Under this program, Account Values in variable investment options are rebalanced quarterly, semi-annually or annually, as applicable, to the percentages you request. The rebalancing may occur quarterly, semi-annually or annually based upon the Issue Date. If a transfer is requested prior to the date Account Values are to be rebalanced while an automatic rebalancing program is in effect, we automatically alter the rebalancing percentages going forward (unless we receive alternate instructions) to the ratios between Account Values in the variable investment options as of the effective date of such requested transfer once it has been processed. Automatic rebalancing is delayed one quarter if Account Value is being maintained in the AST Money Market Sub-account for the duration of your Annuity's "free-look" period and rebalancing would otherwise occur during such period (see "Allocation of Net Purchase Payments").

You may change the percentage allocable to each variable investment option at any time. However, you may not choose to allocate less than 5% of Account Value to any variable investment option.

We do not offer automatic rebalancing in connection with Fixed Allocations. The Account Value of your Annuity must be at least $10,000 when we receive your automatic rebalancing request. We may require that all variable investment options in which you maintain Account Value must be used in the rebalancing program. You may maintain Account Value in at least two and not more than ten variable investment options when using a rebalancing program. You may not simultaneously participate in rebalancing and dollar cost averaging. Rebalancing also is not available when a program of Systematic Withdrawals of earnings or earnings plus principal is in effect.

For purposes of determining the number of transfers made in any Annuity Year, all rebalancing transfers made on the same day are treated as one transfer. We reserve the right to charge a processing fee for signing up for this service.

To elect to participate or to terminate participation in automatic rebalancing, we may require instructions In Writing at our Office in a form satisfactory to us.

     Distributions: Distributions available from your Annuity during the accumulation phase include surrender, medically-related surrender, free withdrawals, partial withdrawals, Systematic Withdrawals, Minimum Distributions (in relation to qualified plans) and a death benefit. In the payout phase we pay annuity payments. Distributions from your Annuity generally are subject to taxation, and may be subject to a tax penalty as well (see "Certain Tax Considerations"). You may wish to consult a professional tax advisor for tax advice prior to exercising any right to an elective distribution. During the accumulation phase, any distribution other than a death benefit: (a) must occur prior to any death that would cause a death benefit to become payable; and (b) will occur subsequent to our receipt of a completed request In Writing.

     Surrender: Surrender of your Annuity for its Surrender Value is permitted during the accumulation phase. A contingent deferred sales charge may apply to such surrender (see "Contingent Deferred Sales Charge"). Your Annuity must accompany your surrender request.

     Medically-Related Surrender: Where permitted by law, you may apply to surrender your Annuity for its Account Value prior to the Annuity Date upon occurrence of a "Contingency Event". The Annuitant must be alive as of the date we pay the proceeds of such surrender request. If the Owner is one or more natural persons, all such Owners must also be alive at such time. Specific details and definitions of terms in relation to this benefit may differ in certain jurisdictions. This waiver of any applicable contingent deferred sales charge is subject to our rules. This benefit is not available if the total Purchase Payments received exceed $500,000.00 for all annuities issued by us with this benefit for which the same person is named as Annuitant. A "Contingency Event" occurs if the Annuitant is:

     (1) First confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or

     (2) First diagnosed as having a "Fatal Illness" while your Annuity is in force.

"Medical Care Facility" means any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed "Physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal Illness" means a condition diagnosed by a licensed "Physician" which is expected to result in death within 2 years for 80% of the diagnosed cases. "Physician" means a person other than you, the Annuitant or a member of either your or the Annuitant's families who is state licensed to give medical care or treatment and is acting within the scope of that license. We must receive satisfactory proof of the Annuitant's confinement or Fatal Illness In Writing.

     Free Withdrawals: Each Annuity Year in the accumulation phase you may withdraw a limited amount of Account Value without application of any applicable contingent deferred sales charge. Such free withdrawals are available to meet liquidity needs. Free withdrawals are not available at the time of a surrender of an Annuity. Withdrawals of any type made prior to age 59 1/2 may be subject to a 10% tax penalty (see "Penalty on Distributions").

Your free withdrawal request must be at least $100. Amounts received as Systematic Withdrawals or as Minimum Distributions are deemed to come first from the amount available under this Free Withdrawal provision (see "Systematic Withdrawals" and "Minimum Distributions"). You may also request to receive as a lump sum any free withdrawal amount not already received that Annuity Year under a plan of Systematic Withdrawals or as Minimum Distributions.

The maximum amount available as a free withdrawal during an Annuity Year depends on the use of your Annuity on its Issue Date. For Annuities used in connection with retirement plans designed to meet the requirements of Section 401 of the Code, the maximum amount available as a free withdrawal, where permitted by law, equals the greater of the Annuity's "growth" or 20% of "new" Purchase Payments. For all other Annuities, the maximum amount available as a free withdrawal equals the greater of your Annuity's "growth" or 10% of "new" Purchase Payments. "Growth" equals the then current Account Value less all "unliquidated" Purchase Payments and less the value at the time credited of any Exchange Credits or Additional Amounts (see "Exchange Contracts", "Breakpoints" and "Additional Amounts in the Fixed Allocations"). "Unliquidated" means not previously surrendered or withdrawn. "New" Purchase Payments are those received in the seven (7) years prior to the date as of which a free withdrawal occurs. For purposes of the contingent deferred sales charge, amounts withdrawn as a free withdrawal are not considered a liquidation of Purchase Payments. Therefore, any free withdrawal will not reduce the amount of any applicable contingent deferred sales charge upon any partial withdrawal or subsequent surrender.

     Partial Withdrawals: You may withdraw part of your Surrender Value. The minimum partial withdrawal is $100. The Surrender Value that must remain in the Annuity as of the date of this transaction is $1,000. If the amount of the partial withdrawal request exceeds the maximum amount available, we reserve the right to treat your request as one for a full surrender.

On a partial withdrawal, the contingent deferred sales charge is assessed against any "unliquidated" "new" Purchase Payments withdrawn. "Unliquidated" means not previously surrendered or withdrawn. For these purposes, amounts are deemed to be withdrawn in the following order:

         (1)      From any amount then available as a free withdrawal; then from

         (2) "Old" Purchase Payments (Purchase Payments allocated to Account Value more than seven years prior to the partial withdrawal); then from

         (3) "New" Purchase Payments (If there are multiple "new" Purchase Payments, the one received earliest is liquidated first, then the one received next earliest, and so forth); then from

         (4)      Other Surrender Value.

     Systematic Withdrawals: We offer Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals from Fixed Allocations are limited to earnings only. You may choose at any time to begin such a program if withdrawals are to come solely from Account Value maintained in the Sub-accounts. Systematic Withdrawals are deemed to be withdrawn from Surrender Value in the same order as partial withdrawals for purposes of determining if the contingent deferred sales charge applies. Penalties may apply (see "Free Withdrawals".)

     A Systematic Withdrawal from a Fixed Allocation is not subject to the MVA. We calculate the Fixed Allocation's credited interest since the prior withdrawal as A minus B, plus C, where:

     A is the Interim Value of the applicable Fixed Allocation as of the date of the Systematic Withdrawal;

     B is the Interim Value of the applicable Fixed Allocation as of the beginning of its then current Guarantee Period; and

     C is the total of all partial or free withdrawals and any transfers from such Fixed Allocation since the beginning of its then current Guarantee Period.

Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. You may not simultaneously receive Systematic Withdrawals from a Fixed Allocation and participate in a dollar cost averaging program under which Account Value is transferred from the same Fixed Allocation (see "Dollar Cost Averaging"). Systematic Withdrawals are not available while you are taking any Minimum Distributions (see "Minimum Distributions"). Systematic Withdrawals of earnings or earnings plus principal are not available while any rebalancing or asset allocation program is in effect in relation to your Annuity.

The Surrender Value of your Annuity must be at least $20,000 when we accept your request for a program of Systematic Withdrawals. The minimum for each Systematic Withdrawal is $100. For any scheduled Systematic Withdrawal other than the last that does not meet this minimum, we reserve the right to defer such a withdrawal and add the amount that would have been withdrawn to the amount that is to be withdrawn at the next Systematic Withdrawal.

We reserve  the right to charge a  processing  fee for this  service.  Should we
suspend  or  cancel  offering   Systematic   Withdrawals,   such  suspension  or
cancellation will not affect any Systematic Withdrawal programs then in effect.

     Minimum Distributions: You may elect to have us calculate Minimum Distributions annually if your Annuity is being used for certain qualified purposes under the Code. We calculate such amounts assuming the Minimum Distribution amount is based solely on the value of your Annuity. The required Minimum Distribution amounts applicable to your particular situation may depend on other annuities, savings or investments of which we are unaware, so that the required amount may be greater than the Minimum Distribution amount we calculate based on the value of your Annuity. We reserve the right to charge a fee for each annual calculation. Minimum Distributions are not available if you are taking Systematic Withdrawals (see "Systematic Withdrawals"). You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually.

Each Minimum Distribution will be taken from the investment options you select. However, the portion of any Minimum Distribution that can be taken from any Fixed Allocations may not exceed the then current ratio between your Account Value in all Fixed Allocations you maintain and your total Account Value. No MVA applies to any portion of Minimum Distributions taken from Fixed Allocations. Minimum Distributions are not available from any Fixed Allocations if such Fixed Allocation is being used in a dollar cost averaging program (see "Dollar Cost Averaging").

No contingent deferred sales charge is assessed against amounts withdrawn as a Minimum Distribution, but only to the extent of the Minimum Distribution required from your Annuity at the time it is taken. The contingent deferred sales charge may apply to additional amounts withdrawn to meet minimum distribution requirements in relation to other retirement programs you may maintain.

     Death Benefit: In the accumulation phase, a death benefit is payable. If the Annuity is owned by one or more natural persons, it is payable upon the first death of such Owners. If the Annuity is owned by an entity, the death benefit is payable upon the Annuitant's death (if there is no Contingent Annuitant). For applicable deaths occurring prior to age 85 of the deceased, the death benefit is the greater of (a) or (b), less any remaining contingent deferred sales charge if the deceased was age 75 or greater at the time of death, where, (a) is your Account Value in any Sub-accounts plus the Interim Value of your Fixed Allocations; and (b) is the minimum death benefit. In jurisdictions other than New York, the minimum death benefit is the total of each Purchase Payment growing daily at the equivalent of 5% per year starting as to each Purchase Payment on the date it is allocated to the Account Value, less the total of each withdrawal, of any type, growing daily at the equivalent of 5% per year, starting as of the date of each such withdrawal. However, this minimum death benefit may not exceed 200% of (A) minus (B), where: (A) is the total of all Purchase Payments received; and (B) is the total of all withdrawals of any type. In New York, the minimum death benefit is the greater of (A) and (B) where
(A) is the sum of all Purchase Payments received for your Annuity less the total of all withdrawals of any type from your Annuity; and (B) is the Account Value on the later of the Issue Date and each fifth annuity anniversary, immediately preceding the date of death plus the sum of all Purchase Payments less the sum of all withdrawals made subsequent to such anniversary. For annuities not subject to New York law, for applicable deaths occurring on or after age 85 of the deceased, the death benefit is the Surrender Value. For annuities subject to New York law, for applicable deaths occurring on or after age 85 of the deceased, the death benefit is the Account Value in any Sub-account plus the Interim Value of any Fixed Allocations, less any remaining contingent deferred sales charge.

The amount of the death benefit is determined as of the date we receive In Writing "due proof of death". The following constitutes "due proof of death":
(a)(i) a certified copy of a death certificate, (ii) a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the mode of payment of the death benefit, if not previously elected by the Owner. The death benefit is reduced by any annuity payments made prior to the date we receive In Writing such due proof of death.

If the death benefit becomes payable prior to the Annuity Date due to the death of the Owner and the Beneficiary is the Owner's spouse, then in lieu of receiving the death benefit, such Owner's spouse may elect to be treated as an Owner and continue the Annuity.

In the event of your death, the benefit must be distributed within: (a) five years of the date of death; or (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Distribution after your death to be paid under (b) above, must commence within one year of the date of death.

If the Annuitant dies before the Annuity Date, the Contingent Annuitant will become the Annuitant. Where allowed by law, if the Annuity is owned by one or more natural persons, the oldest of any such Owners not named as the Annuitant immediately becomes the Contingent Annuitant if: (a) the Contingent Annuitant predeceases the Annuitant; or (b) if you do not designate a Contingent Annuitant.

In the payout phase, we continue to pay any "certain" payments (payments not contingent on the continuance of any life) to the Beneficiary subsequent to the death of the Annuitant. For Annuities issued subsequent to our implementation of a change to commutation rights, we do not guarantee any commutation rights unless required by law. For Annuities issued prior to implementation of such change, we will commute any remaining "certain" payments and pay a lump sum if elected by you or, in the absence of specific instructions by you, by the Beneficiary. To the extent permitted by law, we will commute any "certain" payments pursuant to such Annuities using the same interest rate assumed in determining the annuity payments then due.

In the payout phase, we distribute any payments due subsequent to the death of any Owner at least as rapidly as under the method of distribution in effect as of the date of such Owner's death.

     Annuity Payments: Annuity payments can be guaranteed for life, for a certain period, or for a certain period and life. We make available fixed payments, and as of the date of this Prospectus, adjustable payments (payments which may or may not be changed on specified adjustment dates based on annuity purchase rates we are then making available to annuities of the same class). We may or may not be making adjustable annuities available on the Annuity Date. To the extent there is any tax basis in the annuity, a portion of each annuity payment is treated for tax purposes as a return of such basis until such tax basis is exhausted. The amount deemed such a return of basis is determined in accordance with the requirements of the Code (see "Certain Tax Considerations").

You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. Your choice of Annuity Date and annuity option may be limited depending on your use of the Annuity and the applicable jurisdiction. Subject to our rules, you may choose an Annuity Date, option and frequency of payments suitable to your needs and circumstances. You should consult with competent tax and financial advisors as to the appropriateness of any such choice. For Annuities subject to New York and Pennsylvania law, the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 85th birthday.

You may change your choices at any time up to 30 days before the earlier of: (a) the date we would have applied your Account Value to an annuity option had you not made the change; or (b) the date we will apply your Account Value to an annuity option in relation to the new Annuity Date you are then selecting. You must request this change In Writing. The Annuity Date must be the first or the fifteenth day of a calendar month.

In the absence of an election In Writing: (a) the Annuity Date is the first day of the calendar month first following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt at our Office of your request to purchase an Annuity; and (b) where allowed by law, fixed monthly payments will commence under option 2, described below, with 10 years certain. For Annuities subject to New York and Pennsylvania law, in the absence of an election In
Writing: (a) the Annuity Date is the first day of the calendar month following the Annuitant's 85th birthday; and (b) fixed monthly payments will commence under Option 2, described below, with 10 years certain. The amount to be applied is your Annuity's Account Value 15 business days prior to the Annuity Date. In determining your annuity payments, we credit interest using our then current crediting rate for this purpose, which is not less than 3% of interest per year, between the date Account Value is applied to an annuity option and the Annuity Date. If there is any remaining contingent deferred sales charge applicable as of the Annuity Date, then the annuity option you select must include a certain period of not less than 5 years' duration. As a result of this rule, making additional Purchase Payments within seven years of the Annuity Date will prevent you from choosing an annuity option with a certain period of less than 5 years' duration. Annuity options in addition to those shown are available with our consent. The minimum initial amount payable is the minimum initial annuity amount we allow under our then current rules. Should you wish to receive a lump sum payment, you must request to surrender your Annuity prior to the Annuity Date (see "Surrender"). The 3% interest rate noted above is 4% for Annuities issued prior to the date we implemented this change.

You may elect to have any amount of the proceeds due to the Beneficiary applied under any of the options described below. Except where a lower amount is required by law, the minimum monthly annuity payment is $100.

If you have not made an election prior to proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity options. However, if you made an election, the Beneficiary may not alter such election.

For purposes of the annuity options described below, the term "key life" means the person or persons upon whose life any payments dependent upon the continuation of life are based.

         (1) Option 1 - Payments for Life: Under this option, income is payable periodically prior to the death of the key life, terminating with the last payment due prior to such death. Since no minimum number of payments is guaranteed, this option offers the maximum level of periodic payments of the annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

         (2)  Option 2 -  Payments  for Life with 10,  15, or 20 Years  Certain:
Under this option, income is payable periodically for 10, 15, or 20 years, as selected, and thereafter until the death of the key life. Should the death of the key life occur before the end of the period selected, the remaining payments are paid to the Beneficiary to the end of such period.

         (3) Option 3 - Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

         (4) Option 4 - Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. The number of years is subject to our then current rules. Should the payee die before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on how long we expect any key life to live. Therefore, that portion of the mortality risk charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option.

The first payment varies according to the annuity options and payment frequency selected. The first periodic payment is determined by multiplying the Account Value (expressed in thousands of dollars) as of the close of business of the fifteenth day preceding the Annuity Date, plus interest at not less than 3% per year from such date to the Annuity Date, by the amount of the first periodic payment per $1,000 of value obtained from our then current annuity rates for that type of annuity and for the frequency of payment selected. Our then current rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life. The 3% interest rates noted above are 4% for Annuities issued prior to the date we implemented the changes.

     Qualified Plan Withdrawal Limitations: The Annuities are endorsed such that there are surrender or withdrawal limitations when used in relation to certain retirement plans for employees which qualify under various sections of the Code. These limitations do not affect certain roll-overs or exchanges between qualified plans. Distribution of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Code section 403(b)), or attributable to transfers to a tax sheltered annuity from a custodial account (as defined in Code section 403(b)(7)), is restricted to the employee's: (a) separation from service; (b) death; (c) disability (as defined in Section 72(m)(7) of the Code); (d) reaching age 59 1/2; or (e) hardship. Hardship withdrawals are restricted to amounts attributable to salary reduction contributions, and do not include investment results. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made and investment results earned prior to dates specified in the Code. In addition, the limitation on hardship withdrawals does not apply to salary reduction contributions made and investment results earned prior to dates specified in the Code which have been transferred from custodial accounts. Rollovers from the types of plans noted to another qualified plan or to an individual retirement account or individual retirement annuity are not subject to the limitations noted. Certain distributions, including rollovers, that are not transferred directly to the trustee of another qualified plan, the custodian of an individual retirement account or the issuer of an individual retirement annuity may be subject to automatic 20% withholding for Federal income tax. This may also trigger withholding for state income taxes (see "Certain Tax Considerations").

We may make annuities available through the Texas Optional Retirement Program subsequent to receipt of the required regulatory approvals and implementation. In addition to the restrictions required for such Annuities to qualify under
Section 403(b) of the Code, Annuities issued in the Texas Optional Retirement Program are amended as follows: (a) no benefits are payable unless you die during, or are retired or terminated from, employment in all Texas institutions of higher education; and (b) if a second year of participation in such program is not begun, the total first year State of Texas' contribution will be returned, upon its request, to the appropriate institute of higher education.

With respect to the restrictions on withdrawals set forth above, the Company is relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under section 403(b) of the Code, the requirements of which have been complied with by the Company; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by the Company.

     Pricing  of  Transfers  and   Distributions:   We  "price"   transfers  and
distributions on the dates indicated below.

         (1) We price "scheduled" transfers and distributions as of the date such transactions are so scheduled. "Scheduled" transactions include transfers under a dollar cost averaging program, Systematic Withdrawals, Minimum Distributions, transfers previously scheduled with us at our Office pursuant to any on-going rebalancing, asset allocation or similar program, and annuity payments.

         (2) We price  "unscheduled"  transfers,  partial  withdrawals  and free withdrawals as of the date we receive at our Office the request for such transactions. "Unscheduled" transfers include any transfers processed in conjunction with any market timing program, or transfers not previously scheduled with us at our Office pursuant to any rebalancing, asset allocation or similar program which you authorize to be employed on your behalf. "Unscheduled" transfers received pursuant to an authorization to accept transfers over the phone are priced as of the Valuation Period we receive the request at our Office for such transactions.

         (3) We price surrenders, medically-related surrenders and death benefits as of the date we receive at our Office all materials we require for such transactions and such materials are satisfactory to us (see "Surrenders", "Medically-related Surrenders" and "Death Benefits").

The pricing of transfers and distributions involving Sub-accounts includes the determination of the applicable Unit Price for the Units transferred or distributed. The pricing of transfers and distributions involving Fixed Allocations includes the determination of any applicable MVA. Any applicable MVA alters the amount available when all the Account Value in a Fixed Allocation is being transferred or distributed. Any applicable MVA alters the amount of Interim Value needed when only a portion of the Account Value is being transferred or distributed. Unit Prices may change each Valuation Period to reflect the investment performance of the Sub-accounts. The MVA applicable to each Fixed Allocation changes once each month and also each time we declare a different rate for new Fixed Allocations. Payment is subject to our right to defer transactions for a limited period (see "Deferral of Transactions").

     Voting Rights: You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual funds or portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     Transfers, Assignments or Pledges: Generally, your rights in an Annuity may be transferred, assigned or pledged for loans at any time. However, these rights may be limited depending on your use of the Annuity. These transactions may be subject to income taxes and certain penalty taxes (see "Certain Tax Considerations"). You may transfer, assign or pledge your rights to another person at any time, prior to any death upon which the death benefit is payable. You must request a transfer or provide us a copy of the assignment In Writing. A transfer or assignment is subject to our acceptance. Prior to receipt of this notice, we will not be deemed to know of or be obligated under any assignment prior to our receipt and acceptance thereof. We assume no responsibility for the validity or sufficiency of any assignment.

     Reports to You: We will provide you with reports once each quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.

     THE COMPANY: American Skandia Life Assurance Corporation is a wholly owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Two of our affiliates, American Skandia Marketing, Incorporated, formerly Skandia Life Equity Sales Corporation, and American Skandia Information Services and Technology Corporation, formerly American Skandia Business Services Corporation, may undertake certain administrative functions on our behalf. Our affiliate, American Skandia Investment Services, Incorporated, formerly American Skandia Life Investment Management, Inc., currently acts as the investment manager to the American Skandia Trust. We currently engage Skandia Investment Management, Inc., an affiliate whose indirect parent is Skandia Insurance Company Ltd., as investment manager for our general account. We are under no obligation to engage or continue to engage any investment manager.

     Lines of Business: As of the date of this Prospectus, we offer: (a) certain deferred annuities that are registered with the Securities and Exchange Commission, including variable annuities, fixed interest rate annuities that include a market value adjustment feature, and annuities that offer both variable and fixed investment options, such as the Annuities offered pursuant to this Prospectus; (b) certain other fixed deferred annuities that are not registered with the Securities and Exchange Commission; and (c) fixed and adjustable immediate annuities. We may, in the future, offer other annuities, life insurance and other forms of insurance.

     Selected Financial Data: The following selected financial data are qualified by reference to, and should be read in conjunction with, the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Prospectus. The selected financial data as of and for each of the five years ended December 31, 1994, 1993, 1992, 1991 and 1990 has been audited by Deloitte & Touche LLP, independent auditors whose report thereon is included herein.

Income Statement Data:
                                                          1994            1993             1992          1991            1990
                                                          -----           ----             ----          ----            ----
Revenues:
Net investment income                                $  1,300,217     $    692,758    $   892,053     $  723,253     $  846,522
Annuity premium income                                     70,000          101,643      1,304,629      2,068,452      1,268,612
Annuity charges and fees*                              24,779,785       11,752,984      4,846,134      1,335,079        220,362
Net realized capital gains (losses)                        (1,942)         330,024        195,848          4,278        (60,167)
Fee income                                              2,111,801          938,336        125,179              0              0
Other income                                               24,550            1,269         15,119         45,010         18,890
                                                     ------------  ---------------  -------------  -------------  -------------
Total revenues                                        $28,284,411      $13,817,014     $7,378,962     $4,176,072     $2,294,219
                                                      ===========      ===========     ==========     ==========     ==========

Benefits and Expenses:
Return credited to contractowners                        (516,730)         252,132        560,243        235,470        454,212
Annuity benefits                                          369,652          383,515        276,997        107,536         16,425
Increase in annuity policy reserves                     5,766,003        1,208,454      1,331,278      2,045,722      1,253,859
Underwriting, acquisition and
   other insurance expenses                            18,942,720        9,547,951     11,338,765      7,294,400      6,796,317
Interest expense                                        3,615,845          187,156              0              0              0
                                                     ------------    -------------------------------  ----------     ----------
Total benefits and expenses                           $28,177,490      $11,579,208    $13,507,283     $9,683,128     $8,520,813
                                                      ===========      ===========    ===========     ==========     ==========

Income tax                                          $     247,429     $    182,965$             0     $        0     $        0
                                                    =============     ==============================================================

Net income (loss)                                  $     (140,508)    $  2,054,841   $ (6,128,321)   ($5,507,056)   ($6,226,594)
                                                   ===============    ============   ============    ===========    ============

Balance Sheet Data:
Total Assets                                       $2,864,416,329   $1,558,548,537   $552,345,206    $239,435,675   $76,259,603
                                                 ================   ==============   ============    ============   ===========

Surplus Notes                                    $     69,000,000   $   20,000,000   $          0    $          0   $         0
                                                 ================      ===========   ============    ============   ===========

Shareholder's Equity                             $     52,205,524      $52,387,687    $46,332,846    $ 14,292,772   $12,848,857
                                                 ================      ===========    ===========  ==============   ===========

*On annuity sales of $1,372,874,000,  $890,640,000,  $287,596,000,  $141,017,000
and $53,218,000  during the years ended December 31, 1994, 1993, 1992, 1991, and
1990, respectively, with contractowner assets under management of $2,661,161,000, $1,437,554,000, $495,176,000, $217,425,000 and $60,633,000 as of
December 31, 1994, 1993, 1992, 1991, and 1990 respectively.

The above selected financial data should be read in conjunction with the financial statements and the notes thereto.

     Management's Discussion and Analysis of Financial Condition and Results of Operations

     Results of Operations: The Company's long term business plan was developed reflecting the current sales and marketing approach. Sales volume increased 54%, 210% and 104% in 1994, 1993, and 1992, respectively. This was the fifth year of significant growth in sales volume for the Company. Assets grew 84%, 182% and 131% in 1994, 1993 and 1992, respectively. These increases were a direct result of the substantial sales volume increasing separate account assets and deferred acquisition costs. Liabilities grew 87%, 198% and 125% in 1994, 1993 and 1992, respectively, as result of the reserves required for the increased sales activity and also borrowing during 1994 and 1993 needed to fund the acquisition costs of the Company's variable annuity business.

The Company experienced a net loss after tax in 1994, which was in excess of plan. This loss is a result of additional reserving of approximately $4.6 million to cover the minimum death benefit exposure in the Company's annuity contracts along with higher than expected general expenses relative to sales volume. The additional reserve may be required from time to time, within the variable annuity market place, and is a result of volatility in the financial markets as it relates to the underlying separate account investments. The Company achieved profits in 1993 of $2 million which was expected.

In 1992, the Company experienced a net loss after tax. Losses were anticipated in the early years of operation, however 1992 was greater than anticipated, due to management's decision to invest in developing proprietary distribution as well as upgrading the core processing system.

Increasing volume of annuity sales results in higher assets under management. The fees realized on assets under management has resulted in annuity charges and fees to increase 111%, 143% and 263% in 1994, 1993 and 1992, respectively.

Net investment income increased 88%, decreased 22% and increased 23% in 1994, 1993 and 1992, respectively. The increase in 1994 is a result of the increase in the Company's bonds and short-term investments, which were $33.6 million and $29.1 million at December 31, 1994 and 1993, respectively. The decrease in 1993 is a result of the need to liquidate investments to support the cash needs required to fund the acquisition costs on the variable annuity business.

Fee income has increased 125% and 650% in 1994 and 1993, respectively, as a result of income from transfer agency type activities and fees for service in support of marketing public mutual funds.

Return credited to contractowners represents revenues on the variable and market value adjusted annuities offset by the benefit payments and change in reserves required on this business. Also included are the benefit payments and change in reserves on immediate annuity contracts without significant mortality risks. The result for the year was better than anticipated due to separate account investment return on the market value adjusted contracts being in excess of the benefits and required reserves.

Annuity benefits represent payments on annuity contracts with mortality risks, this being the immediate annuity with life contingencies and supplementary contracts with life contingencies.

Increase in annuity policy reserves represent change in reserves for the immediate annuity with life contingencies, supplementary contracts with life contingencies and minimum death benefit. The significant increase in 1994 reflects the required increase in the minimum death benefit reserve on variable annuity contracts. This increase covers the escalating death benefit in the product which was further enhanced as a result of poor performance of the underlying mutual funds within the variable annuity contracts.

Underwriting, acquisition and other insurance expenses are made up of $46.2 million of commissions and $26.2 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $53.7 million. This compares to the same period last year of $36.7 million of commissions and $19.3 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $46.3 million.

Underwriting, acquisition and other insurance expenses in 1992 were made up of $16.1 million of commissions and $15.5 million of general expenses offset by the net capitalization of deferred acquisition costs totaling $20.3 million.

Interest expense increased $3.4 million over the previous year as a result of the $69 million in surplus notes.

     Liquidity and Capital Resources: The liquidity requirement of the Company was met by cash from insurance operations, investment activities and borrowings from its parent.

As previously stated, the Company had significant growth during 1994. The sales volume of $1.372 billion was primarily (approximately 90%) variable annuities which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the insurance operations and investments of the Company. During 1994, the Company borrowed an additional $49 million from its parent in the form of surplus notes and extended the reinsurance agreement (which was initiated in 1993) with a large reinsurer in support of its cash needs. The Company also entered into a second reinsurance agreement effective January 1, 1994. The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business. The income and expense items presented above are net of reinsurance.

The Company is reviewing various options to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

The tremendous growth of this young organization has depended on capital support from its parent. In 1992 and 1993, the parent contributed the capital needed to provide a capital base for the Company's planned future growth.

As of December 31, 1994 and December 31, 1993, shareholder's equity was $52,205,524 and $52,387,687 respectively, which includes the carrying value of the state insurance licenses in the amount of $5,012,500 and $5,162,500 respectively.

The Company has long term surplus notes with its parent and a short term borrowing with an affiliate. No dividends have been paid to its parent company.

     Segment Information: As of the date of this Prospectus, we offered only variable and fixed deferred annuities and immediate annuities.

     Reinsurance: We have entered into two reinsurance agreements with a large reinsurer. These reinsurance agreements are modified coinsurance arrangements with the reinsurer sharing in the experience of a specific block of business which includes the annuities described in this Prospectus.

     Reserves: We are obligated to carry on our statutory books, as liabilities, actuarial reserves to meet our obligations on outstanding annuity or life insurance contracts. This is required by the life insurance laws and regulations in the jurisdictions in which we do business. Such reserves are based on mortality and/or morbidity tables in general use in the United States. In general, reserves are computed amounts that, with additions from premiums to be received, and with interest on such reserves compounded at certain assumed rates, are expected to be sufficient to meet our policy obligations at their maturities if death occurs in accordance with the mortality tables employed. In the accompanying Financial Statements these reserves for policy obligations are determined in accordance with generally accepted accounting principles and are included in the liabilities of our separate accounts and the general account liabilities for future benefits of annuity or life insurance contracts we issue.

     Competition: We are engaged in a business that is highly competitive due to the large number of insurance companies and other entities competing in the marketing and sale of insurance products. There are approximately 2300 stock, mutual and other types of insurers in the life insurance business in the United States.

     Employees: As of December 31, 1994, we had 158 direct salaried employees. An affiliate, American Skandia Information Services and Technology Corporation, formerly American Skandia Business Services Corporation, that provides services almost exclusively to us, had 52 direct salaried employees.

     Regulation: We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. We are regulated and supervised by the Connecticut Commissioner of Insurance. By March 1 of every year, we must prepare and file an annual statement, in a form prescribed by the Connecticut Insurance Department, which covers our operations for the preceding calendar year, and must prepare and file our statement of financial condition as of December 31 of such year. The Commissioner and his or her agents have the right at all times to review or examine our books and assets. A full examination of our operations will be conducted periodically according to the rules and practices of the National Association of Insurance Commissioners ("NAIC"). We are subject to the insurance laws and various federal and state securities laws and regulations and to regulatory agencies, such as the Securities and Exchange Commission (the "SEC") and the Connecticut Banking Department, which administer those laws and regulations.

We can be assessed up to prescribed limits for policyholder losses incurred by insolvent insurers under the insurance guaranty fund laws of most states. We cannot predict or estimate the amount any such future assessments we may have to pay. However, the insurance guaranty laws of most states provide for deferring payment or exempting a company from paying such an assessment if it would threaten such insurer's financial strength.

Several states, including Connecticut, regulate insurers and their affiliates under insurance holding company laws and regulations. This applies to us and our affiliates. Under such laws, inter-company transactions, such as dividend payments to parent companies and transfers of assets, may be subject to prior notice and approval, depending on factors such as the size of the transaction in relation to the financial position of the companies.

Currently, the federal government does not directly regulate the business of insurance. However, federal legislative, regulatory and judicial decisions and initiatives often have significant effects on our business. Types of changes that are most likely to affect our business include changes to: (a) the taxation of life insurance companies; (b) the tax treatment of insurance products; (c) the securities laws, particularly as they relate to insurance and annuity products; (d) the "business of insurance" exemption from many of the provisions of the anti-trust laws; (e) the barriers preventing most banks from selling or underwriting insurance: and (f) any initiatives directed toward improving the solvency of insurance companies. We would also be affected by federal initiatives that have impact on the ownership of or investment in United States companies by foreign companies or investors.

Executive Officers and Directors:

Our executive officers and directors, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                       Principal Occupation

Alan Blank                                                    Vice President,                                        Vice President,
46                                                            National Sales Manager,               National Sales Manager, Banking:
                                                              Banking                                          American Skandia Life
                                                                                                               Assurance Corporation

         Mr. Blank joined us in 1994.  He previously held the position of Vice-Chairman at Liberty Securities.

Gordon C. Boronow*                                            President                                                President and
42                                                            and Chief                                     Chief Operating Officer:
                                                              Operating Officer,                               American Skandia Life
                                                              Director (since July, 1991)                      Assurance Corporation

Nancy F. Brunetti                                             Vice President,                          Vice President, Business and
33                                                            Business and Application                      Application Development:
                                                              Development                                      American Skandia Life
                                                                                                               Assurance Corporation

     Ms. Brunetti joined us in 1992.  She previously held the position of Senior Business Analyst at Monarch Life Insurance Company.

Malcolm M. Campbell                                           Director (since April, 1991)                   Director of Operations,
39                                                                                                           Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi*                                               Chief Executive                           Executive Vice President and
50                                                            Officer and                      Member of Corporate Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Lincoln R. Collins                                            Vice President,                    Vice President, Product Management:
34                                                            Product Management                               American Skandia Life
                                                                                                               Assurance Corporation


Gene Crawford                                                 Vice President,                                        Vice President,
50                                                            Human Resources                                       Human Resources:
                                                                                                         American Skandia Investment
                                                                                                                 Holding Corporation

     Ms. Crawford joined us in 1994.  She previously held the position of Vice President with Skandia Direct Operations Corporation.

*Trustees of American Skandia Trust, one of the underlying mutual funds in which the Sub-accounts offered pursuant to this Prospectus invest.





Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
41                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Wade A. Dokken                                                Executive Vice President                      Executive Vice President
35                                                            and Chief                                                    and Chief
                                                              Marketing Officer                                   Marketing Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                              Assurance Corporation;
                                                                                                                      President and
                                                                                                            Chief Operating Officer:
                                                                                            American Skandia Marketing, Incorporated

Kevin J. Hart                                                 Vice President and                                  Vice President and
40                                                            National Sales Manager,                        National Sales Manager,
                                                              Wirehouses                                                 Wirehouses:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

         Mr. Hart joined us in 1993.  He previously held the position of Regional Vice President with  G. T. Global.

N. David Kuperstock                                           Vice President,                                        Vice President,
43                                                            Product Development                               Product Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Senior Vice President and                    Senior Vice President and
42                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since October, 1994)                   American Skandia Life
                                                                                                               Assurance Corporation

Dianne Michael                                                Vice President,                                        Vice President,
40                                                            Concierge Desk                                         Concierge Desk:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

     Ms. Michael joined us in 1995.  She previously held the position of Vice President with J. P. Morgan Investment Management Inc.

Gunnar Moberg                                                 Director (since November, 1994)        Director - Marketing and Sales,
40                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

M. Patricia Paez                                              Assistant Vice President,                    Assistant Vice President,
34                                                            and Corporate Secretary                           Corporate Secretary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Rodney D. Runestad                                            Vice President and                                  Vice President and
45                                                            Valuation Actuary                                   Valuation Actuary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation





Hayward Sawyer                                                Vice President and                                  Vice President and
50                                                            National Sales Manager,                        National Sales Manager,
                                                              Financial Planners                                 Financial Planners:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

         Mr. Sawyer joined us in 1994.  He previously held the position of Regional Vice President with AIM Distributors, Inc.

Robert B. Seaberg                                             Vice President and                                  Vice President and
47                                                            National Marketing Director               National Marketing Director:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

         Mr.  Seaberg  joined us in 1993.  He  previously  held the  position  of Senior Vice  President  with USF&G  Investor  Life
Services.

Todd L. Slade                                                 Vice President,                                        Vice President,
37                                                            Applications Development                     Applications Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Anders O. Soderstrom                                          Director (since October, 1994)                          President and
35                                                                                                          Chief Operating Officer:
                                                                                                        American Skandia Information
                                                                                                 Services and Technology Corporation

Amanda C. Sutyak                                              Executive Vice President                      Executive Vice President
37                                                            and Deputy Chief                                      and Deputy Chief
                                                              Operating Officer,                                  Operating Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

C. Ake Svensson                                               Treasurer,                                   Vice President, Treasurer
44                                                            Director (since December, 1994)              and Corporate Controller:
                                                                                                         American Skandia Investment
                                                                                                                 Holding Corporation

Bayard F. Tracy                                               Senior Vice President,                          Senior Vice President,
47                                                            Institutional Sales and             Institutional Sales and Marketing:
                                                              Marketing,                                       American Skandia Life
                                                              Director (since October, 1994)                   Assurance Corporation

Jeffrey M. Ulness                                             Vice President,                                        Vice President,
34                                                            Securities and Marketing Counsel     Securities and Marketing Counsel:
                                                                                                   American Skandia Life
                                                                                                               Assurance Corporation

     Mr. Ulness joined us in 1994. He previously held positions of Counsel at North American Security Life Insurance Company from March, 1991 to July, 1994 and Associate at LeBoeuf, Lamb, Leiby, Green and MacRae from January, 1990 to
March 1991.

Executive Compensation

     Summary   Compensation  Table:  The  summary  table  below  summarizes  the compensation  payable  to our Chief  Executive  Officer  and to the most  highly compensated of our executive  officers whose  compensation  exceeded $100,000 in the fiscal year immediately preceding the date of this Prospectus.

                        Name and Principal                              Annual                Annual         Other Annual
                             Position                Year               Salary                 Bonus         Compensation
                                                                          ($)                   ($)               ($)

                           Jan R. Carendi -                             $170,569
                             Chief Executive         1993                214,121                 0
                             Officer                 1992                124,078                                $46,803

                           Alan Blank -              1994               $265,125
                             Vice President and      1993                      0
                             National Sales Manager, 1992                      0
                             Banking

                           Wade A. Dokken -          1994               $558,299
                           Executive Vice President  1993                318,637
                           and Chief Marketing       1992                343,975
                           Officer

                           Kevin J. Hart             1994               $671,804
                           Vice President and        1993                334,992
                           National Sales Manager,   1992                      0
                           Wirehouses

                           Robert Seaberg            1994               $207,625
                             Vice President,         1993                 54,075                                $21,575
                             Marketing               1992                      0

                  Long-Term Incentive Plans - Awards in the Last Fiscal YearLong-Term Incentive Plans - Awards in the Last Fiscal Year: The following table provides information regarding our long-term incentive plan. Units are awarded to executive officers and other personnel. The table shows units awarded to our Chief Executive Officer and the most highly compensated of our executive officers whose compensation exceeded $100,000 in the fiscal year immediately preceding the date of this Prospectus. This program is designed to induce participants to remain with the company over long periods of time and to tie a portion of their compensation to the fortunes of the company. Currently, the program consists of multiple plans. A new plan may be instituted each year.
Participants are awarded units at the beginning of a plan. Generally, participants must remain employed by the company or its affiliates at the time such units are payable in order to receive any payments under the plan. There are certain exceptions, such as in cases of retirement or death.

Changes in the value of units reflect changes in the "embedded value" of the company. "Embedded value" is the net asset value of the company (valued at market value and not including the present value of future profits), plus the present value of the anticipated future profits (valued pursuant to state insurance law) on its existing contracts. Units will not have any value for participants if the embedded value does not increase by certain target percentages during the first four years of a plan. The target percentages may differ between each plan. Any amounts available under a plan are paid out in the fifth through eighth years of a plan. Payments are postponed if the payment would exceed 20% of any profit (as determined under state insurance law) earned by the company in the prior fiscal year. Amounts otherwise payable as of the end of 1994 were so postponed. The amount to be received by a participant at the time any payment is due will be the then current number of units payable multiplied by the then current value of such units.

                                                                         --------Estimated Future Payouts--------
       Name                Number of Units    Period Until Payout        Threshold        Target            Maximum
                                   (#)                                      ($)              ($)               ($)

Jan R. Carendi                   70,000           Various                                $207,830
Alan Blank                        4,583           Various                                       0
Wade A. Dokken                   64,270           Various                                $542,495
Kevin J. Hart                    15,500           Various                                 $14,738
Robert Seaberg                    5,000           Various                                       0

     Compensation of Directors: The following directors were compensated as shown below in 1994:

Malcolm M. Campbell     $3,500               Gunnar Moberg                $1,250
Henrik Danckwardt       $4,000

     Compensation   Committee   Interlocks   and  Insider   Participation:   The
compensation committee of our board of directors as of December 31, 1994 consisted of Malcolm M. Campbell and Henrik Danckwardt.

     CERTAIN TAX CONSIDERATIONS: The following is a brief summary of certain Federal income tax laws as they are currently interpreted. No one can be certain that the laws or interpretations will remain unchanged or that agencies or courts will always agree as to how the tax law or regulations are to be interpreted. This discussion is not intended as tax advice. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

     Our Tax Considerations: We are taxed as a life insurance company under Part I, subchapter L, of the Code.

     Tax Considerations Relating to Your Annuity: Section 72 of the Code governs the taxation of annuities in general. Taxation of an annuity is largely dependent upon: (a) whether it is used in a qualified pension or profit sharing plan or other retirement arrangement eligible for special treatment under the Code; and (b) the status of the beneficial owner as either a natural or non-natural person (when the annuity is not used in a retirement plan eligible for special tax treatment). Non-natural persons include corporations, trusts, and partnerships, except where these entities own an annuity for the benefit of natural persons. Natural persons are individuals.

     Non-natural Persons: Any increase during a tax year in the value of an annuity if not used in a retirement plan eligible for special treatment under the Code is currently includible in the gross income of a non-natural person that is the contractholder. There are exceptions if an annuity is held by: (a) a structured settlement company; (b) an employer with respect to a terminated pension plan; (c) entities other than employers, such as a trust, holding an annuity as an agent for a natural person; or (d) a decedent's estate by reason of the death of the decedent.

     Natural Persons: Increases in the value of an annuity when the contractholder is a natural person generally are not taxed until distribution occurs. Distribution can be in a lump sum payment or in annuity payments under the annuity option elected. Certain other transactions may be deemed to be a distribution. The provisions of Section 72 of the Code concerning these distributions are summarized briefly below.

     Distributions: Distributions received before the annuity payments begin are treated as being derived first from "income on the contract" and includible in gross income. The amount of the distribution exceeding "income on the contract" is not included in gross income. "Income on the contract" for an annuity is computed by subtracting from the value of all "related contracts" (our term, discussed below) the taxpayer's "investment in the contract": an amount equal to total purchase payments for all "related contracts" less any previous distributions or portions of such distributions from such "related contracts" not includable in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance or annuity contracts under Section 1035 of the Code.

"Related contracts" may mean all annuity contracts or certificates evidencing participation in a group annuity contract for which the taxpayer is the beneficial owner and which are issued by the same insurer within the same calendar year, irrespective of the named annuitants. It is clear that "related contracts" include contracts prior to when annuity payments begin. However, there may be circumstances under which "related contracts" may include contracts recognized as immediate annuities under state insurance law or annuities for which annuity payments have begun. In a ruling addressing the applicability of a penalty on distributions, the Internal Revenue Service treated distributions from a contract recognized as an immediate annuity under state insurance law like distributions from a deferred annuity. The situation addressed by such ruling included the fact that: (a) the immediate annuity was obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were contributed more than one year prior to the first annuity payment payable under the immediate annuity. This ruling also may or may not imply that annuity payments from a deferred annuity on or after its annuity date may be treated the same as distributions prior to the annuity date if such deferred annuity was: (a) obtained pursuant to an exchange of contracts; and (b) the purchase payments for the exchanged contract were made or may be deemed to have been made more than one year prior to the first annuity payment.

If "related contracts" include immediate annuities or annuities for which annuity payments have begun, then "related contracts" would have to be taken into consideration in determining the taxable portion of each annuity payment (as outlined in the "Annuity Payments" subsection below) as well as in determining the taxable portion of distributions from an annuity or any "related contracts" before annuity payments have begun. We cannot guarantee that immediate annuities or annuities for which annuity payments have begun could not be deemed to be "related contracts". You are particularly cautioned to seek advice from your own tax advisor on this matter.

     Assignments and Pledges: Any assignment or pledge of any portion of the value of an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity subsequent to the assignment or pledge of an entire annuity while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for use as qualified plans (see "Tax Considerations When Using Annuities in Conjunction with Qualified Plans"), the cost basis of the annuity is increased by the amount of any assignment or pledge includable in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

     Penalty on Distributions: Subject to certain exceptions, any distribution is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including: (a) distributions made on or after the taxpayer's age 59 1/2; (b) distributions made on or after the death of the holder of the contract, or, where the holder of the contract is not a natural person, the death of the annuitant; (c) distributions attributable to the taxpayer's becoming disabled; (d) distributions which are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary); (e) distributions of amounts which are allocable to "investments in the contract" made prior to August 14, 1982; (f) payments under an immediate annuity as defined in the Code; (g) distributions under a qualified funding asset under Code Section 130(d); or (h) distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.

Any modification, other than by reason of death or disability, of distributions which are part of a scheduled series of substantially equal periodic payments as noted in (d), above, that occur before the taxpayer's age 59 1/2 or within 5 years of the first of such scheduled payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest for the deferral period. It is our understanding that the Internal Revenue Service does not consider a scheduled series of distributions to qualify under (d), above, if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, if the distributions are not based on a substantially equal number of Units, rather than a substantially equal dollar amount.

The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of contracts if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the first annuity payment payable under the immediate annuity; and (b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty. This ruling may or may not imply that the exception to the 10% penalty may not apply to annuity payments paid pursuant to a deferred annuity obtained pursuant to an exchange of contract if: (a) purchase payments for the exchanged contract were contributed or may be deemed to be contributed more than one year prior to the first annuity payment pursuant to the deferred annuity contract; or (b) the annuity payments pursuant to the deferred annuity do not meet the requirements of any other exception to the 10% penalty.

     Annuity Payments: The taxable portion of each payment is determined by a formula which establishes the ratio that "investment in the contract" bears to the total value of annuity payments to be made. However, the total amount excluded under this ratio is limited to the "investment in the contract". The formula differs between fixed and variable annuity payments. Where the annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the investment in the contract, then the remaining portion of unrecovered investment is allowed as a deduction in the tax year of such death.

     Gifts: The gift of an annuity to other than the spouse of the contract holder (or former spouse incident to a divorce) is treated for tax purposes as a distribution.

     Tax Free Exchanges: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is obtained by a tax-free exchange of a life insurance, annuity or endowment contract purchased prior to August 14, 1982, then any distributions other than as annuity payments which do not exceed the portion of the "investment in the contract" (purchase payments made into the other contract, less prior distributions) prior to August 14, 1982, are not included in taxable income. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

     Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

     Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to or a death benefit is paid to an individual two or more generations younger than the contract holder. These taxes tend to apply to transfers of significantly large dollar amounts. We may be required to determine whether a transaction must be treated as a direct skip as defined in the Code and the amount of the resulting tax. If so required, we will deduct from your Annuity or from any applicable payment to be treated as a direct skip any amount we are required to pay as a result of the transaction.

     Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

     Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most retirement plans, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to: (a) any portion of a distribution paid as Minimum Distributions; (b) direct transfers to the trustee of another retirement plan; (c) distributions from an individual retirement account or individual retirement annuity; (d) distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and (e) certain other distributions where automatic 20% withholding may not apply.

     Tax  Considerations  When Using  Annuities in  Conjunction  with  Qualified
Plans: There are various types of qualified plans for which an annuity may be suitable. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity used to fund such benefits ("qualified contract"). We have provided below general descriptions of the types of qualified plans in conjunction with which we may issue an Annuity. These descriptions are not exhaustive and are for general informational purposes only. We are not obligated to make or continue to make new Annuities available for use with all the types of qualified plans shown below.

The tax rules regarding qualified plans are complex. The application of these rules depend on individual facts and circumstances. Before purchasing an Annuity for use in funding a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment.

Qualified contracts include special provisions changing or restricting certain rights and benefits otherwise available to non-qualified annuities. You should read your Annuity carefully to review any such changes or limitations. The changes and limitations may include, but may not be limited to, restrictions on ownership, transferability, assignability, contributions, distributions, as well as reductions to the minimum allowable purchase payment for an annuity and any subsequent annuity you may purchase for use as a qualified contract. Additionally, various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

     Individual Retirement Programs: Eligible individuals may maintain an individual retirement account or individual retirement annuity ("IRA"). Subject to limitations, contributions of certain amounts may be deductible from gross income. Purchasers of IRAs are to receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and other qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis. Eligible employers that meet specified criteria may establish simplified employee pensions for employees using the employees' IRAs. These arrangements are known as SEP-IRAs. Employer contributions that may be made to SEP-IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer. IRAs generally may not provide life insurance, but they may provide a de minimus death benefit. The contract provides an increasing minimum death benefit might be deemed to be other than a de minimus death benefit, and if so, might be deemed to be life insurance. You are particularly cautioned to seek advice from your own tax advisor on this matter.

     Tax Sheltered Annuities: A tax sheltered annuity ("TSA") under Section 403(b) of the Code is a contract into which contributions may be made for the benefit of their employees by certain qualifying employers: public schools and certain charitable, educational and scientific organizations. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements apply as well. Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides an increasing minimum death benefit. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

     Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various retirement plans established by corporate employers. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on contributions and distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

     H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans". These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

     Tax Treatment of Distributions from Qualified Annuities: A 10% penalty tax applies to the taxable portion of a distribution from a qualified contract unless one of the following exceptions apply to such distribution: (a) it is part of a properly executed transfer to another IRA, an individual retirement account or another eligible qualified plan; (b) it occurs on or after the taxpayer's age 59 1/2; (c) it is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) it is part of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary; (e) it is subsequent to a separation from service after the taxpayer attains age 55; (f) it does not exceed the employee's allowable deduction in that tax year for medical care; and (g) it is made to an alternate payee pursuant to a qualified domestic relations order. The exceptions stated above in (e), (f) and (g) do not apply to IRAs.

     Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contribution and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

     SALE OF THE ANNUITIES: American Skandia Marketing, Incorporated ("ASM, Inc."), formerly Skandia Life Equity Sales Corporation, a wholly-owned subsidiary of American Skandia Investment Holding Corporation, acts as the principal underwriter of the Annuities. ASM, Inc.'s principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM, Inc. is a member of the National Association of Securities Dealers, Inc. ("NASD").

     Distribution: ASM, Inc. will enter into distribution agreements with certain broker-dealers registered under the Securities and Exchange Act of 1934 or with entities which may otherwise offer the Annuities that are exempt from such registration. Under such distribution agreements such broker-dealers or entities may offer Annuities to persons who have established an account with the broker-dealer or entity. In addition, ASM, Inc. may offer Annuities directly to potential purchasers. The maximum concession to be paid on premiums received is 6.5%. We reserve the right to base concessions from time-to-time on the investment options chosen by Annuity Owners, including investment options that may be deemed our "affiliates" or "affiliates" of ASM, Inc. under the 1940 Act.

As of the date of this Prospectus, we were promoting the sale of our products and the solicitation of additional purchase payments, where applicable, for our products, including Annuities offered pursuant to this Prospectus, through a program of non-cash merit rewards to registered representatives of participating broker-dealers. We may withdraw or alter this promotion at any time.

     Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance measures for the Sub-accounts are found in the Statement of Additional Information. This performance information may help you review the performance of the investment options and provide a basis for comparison with other annuities. This information may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be treated like annuities under the Code.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on Current Rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Performance information on the Sub-accounts is based on past performance only and is no indication of future performance. Performance of the Sub-accounts should not be considered a representation of the performance of such Sub-accounts in the future. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invests in such underlying mutual fund or portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance.

Some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

As part of any advertisement of Standard Total Return, we may advertise the "Non-Standard Total Return" of the Sub-accounts. Non-Standard Total Return does not take into consideration the Annuity's contingent deferred sales charge.

Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

     OTHER MATTERS: Outlined below are certain miscellaneous matters you should know before investing in an Annuity.

     Deferral of Transactions: We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the greater of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest of at least 4% per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends), or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

     Resolving Material Conflicts: Underlying mutual funds or portfolios may be available to registered separate accounts offering either or both life and annuity contracts of insurance companies not affiliated with us. We also may offer life insurance and/or annuity contracts that offer different variable investment options from those offered under this Annuity, but which invest in the same underlying mutual funds or portfolios. It is possible that differences might arise between our Separate Account B and one or more accounts of other insurance companies which participate in a portfolio. It is also possible that differences might arise between a Sub-account offered under this Annuity and variable investment options offered under different life insurance policies or annuities we offer, even though such different variable investment options invest in the same underlying mutual fund or portfolio. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect either these different life and annuity separate accounts or differing life insurance policies and annuities. It could also arise by reason of differences in voting instructions of persons with voting rights under our policies and/or annuities and those of other companies, persons with voting rights under annuities and those with rights under life policies, or persons with voting rights under one of our life policies or annuities with those under other life policies or annuities we offer. It could also arise for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we will take the necessary action to protect persons with voting rights under our life policies or annuities vis-a-vis those with rights under life policies or annuities offered by other insurance companies. We will also take the necessary action to treat equitably persons with voting rights under this Annuity and any persons with voting rights under any other life policy or annuity we offer.

     Modification: We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the 1940 Act; (f) operate Separate Account B as a management investment company under the 1940 Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the 1940 Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; and (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

     Misstatement of Age or Sex: If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

     Ending the Offer: We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

     Indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

     Legal Proceedings: As of the date of this Prospectus, neither we nor ASM, Inc. were involved in any litigation outside of the ordinary course of business, and know of no material claims.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATIONCONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION: The following are the contents of the Statement of Additional Information:

     (1)  General   Information   Regarding   American  Skandia  Life  Assurance
Corporation

         (2)      Principal Underwriter

         (3)      Calculation of Performance Data

         (4)      Unit Price Determinations

         (5)      Calculating the Market Value Adjustment

         (6)      Independent Auditors

         (7)      Legal Experts

     (8) Appendix A - Financial Statements for Separate Account B (Class 1 Sub-accounts)

FINANCIAL STATEMENTSFINANCIAL STATEMENTS: The financial statements which follow are those of American Skandia Life Assurance Corporation for the years ended December 31, 1994, 1993 and 1992, respectively. Financial statements for the Class 1 Sub-accounts of Separate Account B are found in the Statement of Additional Information.

                                   APPENDIXES


                  APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN
                       SKANDIA LIFE ASSURANCE CORPORATION


                 APPENDIX B SHORT DESCRIPTION OF THE UNDERLYING
           MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

                                   APPENDIX A

      FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                   APPENDIX B

                            SHORT DESCRIPTION OF THE
      UNDERLYING MUTUAL FUNDS' PORTFOLIO INVESTMENT OBJECTIVES AND POLICIES

The investment objectives for each underlying mutual fund are in bold face. Please refer to the prospectuses of each underlying mutual fund for more complete details and risk factors applicable to certain portfolios.

                             American Skandia Trust

JanCap Growth Portfolio: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on investments, therefore, will be incidental to this objective. The objective will be pursued by emphasizing investments in common stocks. Common stock investments will be in industries and companies that the portfolio's sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Investments may be made to a lesser degree in preferred stocks, convertible securities, warrants and debt securities of U.S. issuers, when the JanCap Growth Portfolio perceives an opportunity for capital growth from such securities or so that a return may be received on its idle cash. Debt securities which the portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), mortgage-backed and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements Securities of foreign issuers, including securities of foreign governments and Euromarket securities, also may be purchased. Although it is the general policy of the JanCap Growth Portfolio to purchase and hold securities for capital growth, changes will be made whenever the portfolio's sub-advisor believes they are advisable. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

Investments also may be made in "special situations" from time to time. A "special situation" arises when, in the opinion of the portfolio's sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or a new product at that company. Subject to certain limitations, the JanCap Growth Portfolio may purchase and write options on securities (including index options) and options on foreign currencies, and may invest in futures contracts for the purchase or sale of instruments based on financial indices, including interest rates or an index of U.S. Government or foreign government securities or equity or fixed-income securities, futures contracts on foreign currencies and fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily for hedging purposes. Investment of up to 15% of the JanCap Growth Portfolio's total assets may be made in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions.

Lord Abbett Growth and Income Portfolio: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. This objective will be pursued by investing in securities which are selling at reasonable prices in relation to value. Normally, investments will be made in common stocks of large, seasoned companies which are in sound financial condition and are expected to show above-average growth.

Seligman Henderson International Equity Portfolio: The investment objective of Seligman Henderson International Equity Portfolio is long-term capital appreciation consistent with preservation of capital primarily through investment in securities of non-United States issuers. The portfolio may invest in securities of issuers domiciled in any country but under normal conditions investments may be made in two principal regions: The United Kingdom and Continental Europe; and the Pacific Basin Countries. Continental European countries may include, from time to time, Austria, Belgium, Denmark, Federal Republic of Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. Countries in the Pacific Basin may include Australia, Hong Kong, India, Japan, Korea, Malaysia, New Zealand, People's Republic of China, Philippines, Singapore, Taiwan, and Thailand. The portfolio believes that it will usually have assets invested in both of these regions. Although under normal market conditions the portfolio will invest in a minimum of five countries, it may have assets invested in many of the above countries. Investments will not normally be made in securities of issuers located in the United States or Canada.

Seligman  Henderson  International  Small Cap: The  investment  objective of the
Seligman Henderson International Small Cap Portfolio is long-term capital appreciation. The portfolio seeks to achieve this objective primarily by making international investments in securities of companies with small to medium market capitalizations. The portfolio may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in three principal regions: The United Kingdom/Continental Europe; the Pacific Basin; and Latin American. Under normal market conditions, the portfolio's assets will be invested in securities of issuers located in at least three different countries. Investments will not normally be made in securities of issuers located in the United States or Canada. Some of the countries in which the portfolio may invest may be considered to be developing and may involve special risks. The portfolio may invest in all types of securities, most of which will be denominated in currencies other than the U.S. dollar. The portfolio will normally invest its assets in equity securities, including common stock, securities convertible into common stock, depository receipts for these securities and warrants. The portfolio may, however, invest up to 25% of its assets in preferred stock and debt securities if the sub-advisor believes that the capital appreciation available from an investment in such securities will equal or exceed the capital appreciation available from an investment in equity securities. In extraordinary circumstances, the portfolio may invest for temporary defensive purposes, without limit, in large capitalization companies or increase its investments in debt securities.

Equity securities in which the portfolio will invest may be listed on a foreign stock exchange or traded in foreign over-the-counter markets. Under normal market conditions, the portfolio will invest at least 65% of its total assets in securities of small-to medium-sized companies with market capitalizations up to $750 million, although up to 35% of its total assets may be invested in securities of companies with market capitalizations over $750 million. There is no requirement that the debt securities in which the portfolio may invest be rated by a recognized rating agency. However, it is the portfolio's policy that investments in debt securities, whether rated or unrated, will be made only if they are "investment grade" securities or are, in the opinion of the sub-advisor, of equivalent quality to "investment grade" securities. The portfolio may also invest in securities represented by European Depository Receipts ("EDRs") or American Depository Receipts ("ADRs"). Investments in small companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. Less frequently-traded securities may be subject to more abrupt price movements than securities of larger companies.

Federated Utility Income Portfolio: The investment objective of the Federated Utility Income Portfolio is to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. The portfolio intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. As a matter of investment policy that can be changed without shareholder vote, the portfolio will invest at least 65% of its total assets in securities of utility companies.

Federated High Yield Portfolio: The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The portfolio will invest 65% of its assets in lower-rated fixed income bonds. Lower rated debt obligations are generally considered to be high-risk investments. The corporate debt obligations in which the portfolio invests are usually not in the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's and Aaa, Aa or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds". There is no minimal acceptable rating for a security to be purchased or held in the portfolio, and the portfolio may, from time to time, purchase or hold securities rated in the lowest rating category. Under normal circumstances, the portfolio will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the portfolio may invest include, but are not limited to: preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The portfolio will invest primarily in fixed rate corporate debt obligations.

AST Phoenix Balanced Asset Portfolio: The AST Phoenix Balanced Asset Portfolio seeks as its investment objective reasonable income, long-term capital growth and conservation of capital. The portfolio intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value. The portfolio may invest in any type or class of security. Normally, the portfolio will invest in common stocks and fixed income securities; however, it may also invest in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income senior securities. The portfolio may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes and may invest in deferred or zero coupon debt obligations. In implementing the investment objective of the portfolio, the sub-advisor will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as government securities and high grade commercial paper.

AST Money Market Portfolio: The investment objectives of the AST Money Market Portfolio are to maximize current income and maintain high levels of liquidity. This portfolio attempts to accomplish its objectives by maintaining a dollar-weighted average maturity of not more than 90 days and by investing in the types of securities described below which have effective maturities of not more than 397 days. Investments may include obligations of the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances of certain financial institutions which have more than $2 billion in total assets; commercial paper and corporate bonds; asset-backed securities; and repurchase and reverse repurchase agreements. Securities may be purchased on a when-issued or delayed delivery basis. Subject to applicable investment restrictions, the AST Money Market Portfolio also may lend its securities.

AST Phoenix Capital Growth Portfolio: The investment objective of the AST Phoenix Capital Growth Portfolio is to seek long-term appreciation of capital. Because income is not an objective, any income generated by the portfolio's assets will be incidental to its objective. The portfolio intends to invest primarily in the common stock of companies believed by management to have appreciation potential. Normally its investment will consist largely of common stocks selected for the promise they offer of appreciation of capital. However, the portfolio may also invest in preferred stocks, bonds, convertible preferred stocks and convertible debentures if, in the judgment of management, the investment would further its investment objective. The portfolio may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.

T. Rowe Price Asset Allocation Portfolio: The investment objective of the T. Rowe Price Asset Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities. The portfolio is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Under normal market conditions over the long-term, the portfolio expects to allocate its assets (other than cash reserves) so that approximately 40% of such assets will be in fixed income securities and approximately 60% in equity securities.

The portfolio's fixed income securities will be allocated among investment grade, high yield and non-dollar debt securities. The weighted average maturity for this portion of the portfolio is generally expected to be between four and nine years, although it may vary significantly. High-yielding, income-producing debt securities (commonly referred to as "junk bonds") and preferred stocks including convertible securities may be purchased without regard to maturity, however, the average maturity of the bonds is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the portfolio may also purchase bonds in default if, in the opinion of the sub-advisor, there is significant potential for capital appreciation.

The portfolio's equity securities will be allocated among large and small-cap U.S. and non-dollar equity securities. Large-cap will be stocks in the S&P 500 and stocks of well-established companies which can produce increasing dividend income. Small-cap will be common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks.

The portfolio will generally trade in securities (either common stocks or bonds) for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held.

T. Rowe Price International Equity Portfolio: The investment objective of the T. Rowe Price International Equity Portfolio is to seek total return on its assets through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. The portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the portfolio. The portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the portfolio may invest substantially all of its assets in one or two countries.

T. Rowe Price Natural Resources: The objective of the T. Rowe Price Natural Resources Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the portfolio. Total return will consist primarily of capital appreciation (or depreciation). The portfolio will invest primarily (at least 65% of its total assets) in common stocks of companies which own or develop natural resources and other basic commodities. However, it may also purchase other types of securities, such as selected, non-resource growth companies, foreign securities, convertible securities and warrants, when considered consistent with the portfolio's investment objective and policies. The portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

Some of the most important factors evaluated by the sub-advisor in selecting natural resource companies are the capability for expanded production, superior exploration programs and production facilities, and the potential to accumulate new resources. The portfolio expects to invest in those natural resource companies which own or develop energy sources (such as oil, gas, coal and uranium), precious metals, forest products, real estate, nonferrous metals, diversified resources, and other basic commodities which, in the opinion of the sub-advisor, can be produced and marketed profitably during periods of rising labor costs and prices. However, the percentage of the portfolio's assets invested in natural resource and related businesses versus the percentage invested in non-resource companies may vary greatly depending upon economic monetary conditions and the outlook for inflation. The earnings of natural resource companies may be expected to follow irregular patterns, because these companies are particularly influenced by the forces of nature and international politics. Companies which own or develop real estate might also be subject to irregular fluctuations of earnings, because these companies are affected by changes in the availability of money, interest rates, and other factors.

The portfolio may invest up to 50% of its total assets in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). Some of the countries in which the portfolio may invest may be considered to be developing and may involve special risks. The portfolio will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the portfolio would have more than 10% of its total assets invested in such securities. Junk bonds are regarded as predominantly speculative and high risk. The portfolio may invest up to 10% of its total assets in hybrid instruments. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time.

Founders Capital Appreciation Portfolio: The investment objective of the Founders Capital Appreciation Portfolio is capital appreciation. The portfolio will normally invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. These stocks normally will be traded in the over-the-counter market. Since it may engage in short-term trading, the portfolio normally will have annual portfolio turnover rates in excess of 100%.

INVESCO Equity Income Portfolio: The investment objective of the INVESCO Equity Income Portfolio is to seek high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. The portfolio seeks to achieve its objective by investing in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. The portfolio normally will invest between 60% and 75% of its assets in dividend-paying, marketable common stocks of domestic and foreign industrial issuers. The portfolio also will invest in convertible bonds, preferred stocks and debt securities. The portfolio may depart from the basic investment objective and assume a defensive position with a large portion of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash. The portfolio's investments in common stocks may decline in value. To minimize the risk this presents, the portfolio only invests in dividend-paying common stocks of domestic and foreign industrial issuers which are marketable, and will not invest more than 5% of the portfolio's assets in the securities of any one company or more than 25% of the portfolio's assets in any one industry. The portfolio's investments in debt securities will generally be subject to both credit risk and market risk. There are no fixed-limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, it is anticipated that the portfolio's annual portfolio turnover rate may be in excess of 100%, and may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration. Increased portfolio turnover would cause the portfolio to incur greater brokerage costs than would otherwise be the case.

PIMCO Total Return Bond Portfolio: The investment objective of the PIMCO Total Return Bond Portfolio is to seek to maximize total return. A secondary objective is preservation of capital. The sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the portfolio may invest. The proportion of the portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the outlook for the U.S. and foreign economies, the financial markets and other factors. The portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit; fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants. The portfolio will invest in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration from three to six years. The portfolio may invest up to 20% of assets in corporate debt securities that are rated below investment grade (i.e., rated below Baa by Moody's or BBB by S&P or, if unrated, determined by the sub-advisor to be of comparable quality). These securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments (see the underlying fund prospectus for details).

PIMCO Limited Maturity Bond: The investment objective of the PIMCO Limited Maturity Bond Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.

The portfolio may hold different percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage or asset-backed securities. There are special risks involved in these instruments. The portfolio will invest in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration from one to three years. The portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the sub-advisor to be of comparable quality). The portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The "total return" sought by the portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates The portfolio may invest directly in U.S. dollar or foreign currency-denominated fixed income securities of non-U.S. issuers. The portfolio will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries, "NICs", such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks.

AST Scudder International Bond Portfolio: The AST Scudder International Bond Portfolio seeks to provide income primarily by investing in a managed portfolio of high-grade debt securities denominated in foreign currencies ("international bonds"). As a secondary objective, the portfolio seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

The portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return from investment in the portfolio will consist of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). For tax purposes, realized gains and losses on currency are regarded as ordinary income and loss and could, under certain circumstances, have an impact on distributions. The value of the portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

The portfolio will normally invest at least 65% of its total assets in bonds denominated in foreign currencies. Because the portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total portfolio performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

Because of the portfolio's long-term investment objective, investors should not rely on an investment in the portfolio for their short-term financial needs and should not view the portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

Eagle Growth Equity Portfolio: The investment objective of the Eagle Growth Equity Portfolio is long-term capital appreciation primarily through investment in common stocks and other equity securities. This is a fundamental investment objective of the portfolio.

The portfolio will pursue its objective by investing primarily in common stocks of companies which, in the view of the sub-advisor, have above-average prospects for substantial long-term capital appreciation. The portfolio may also invest in preferred stocks and securities convertible into common stock. The portfolio may purchase securities traded on recognized securities exchanges and in the over-the-counter market. The portfolio will normally invest at least 65% of its total assets in equity securities of companies which the sub-advisor believes will achieve significant growth. Common stock and other equity investments will generally be in companies that the sub-advisor believes are healthy, growing businesses with strong or dominant market share, free cash flow, and availability at a price below the sub-advisor's perception of a company's value as a going concern. The portfolio may invest its remaining assets in U.S. Government securities, repurchase agreements or other short-term money market instruments. The portfolio may purchase and sell a security without regard to the length of time a security will be or has been held.

  Berger Capital Growth Portfolio: The investment objective of the Berger Capital Growth Portfolio is to achieve long-term capital appreciation. The portfolio seeks to achieve this objective primarily by investing in common stocks of established companies. As a high level of income return is not an investment objective, any income produced will be a by-product of the effort to achieve the portfolio's objective.

  In making investment decisions, the portfolio will utilize analyses and information obtained from various sources, including industry economic trends, earnings expectations, fundamental securities valuation factors and securities price trends. The investment policies of the portfolio are described below.

  In selecting its portfolio securities, the portfolio will place primary emphasis on established companies which it believes to have favorable growth prospects. Common stocks usually constitute all or most of the portfolio's investment portfolio, but the portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the sub-advisor to achieve the objective of the portfolio. The portfolio may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if the sub-advisor believes these are likely to be the best performing securities at that time. The portfolio's policy of investing in securities believed to have a potential for capital growth means that the assets of the portfolio generally may be subject to greater risk than is involved in other securities.

                             The Alger American Fund

Alger American Growth Portfolio: The investment objective of the Alger American Growth Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of the portfolio. It seeks to achieve its objective by investing in equity securities, such as common or preferred stocks and limited partnership interests that are listed on a national securities exchange, or securities convertible into or exchangeable for equity securities, including warrants and rights, selected by the investment manager on the basis of original research produced by its research analysts. Except during temporary defensive periods, the portfolio may invest at least 85 percent of its net assets in equity securities and at least 65 percent of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization of $1 billion or greater.

Alger American Small Capitalization Portfolio: The investment objective of the Alger American Small Capitalization Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of the portfolio. It seeks to achieve this objective by investing its assets in equity securities, such as common or preferred stocks and limited partnership interests that are listed on a national securities exchange, or securities convertible into or exchangeable for equity securities, including warrants and rights, selected by the investment manager on the basis of original research produced by its research analysts. Except during temporary defensive periods, the portfolio invests at least 85 percent of its net assets in equity securities and at least 65 percent of its net assets in equity securities of companies that, at the time of purchase, have "total market capitalization" - present market value per share multiplied by the total number of shares outstanding - of less than $1 billion. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers.

Alger American Income and Growth Portfolio: The primary investment objective of the Alger American Income and Growth Portfolio is to provide a high level of dividend income to the extent consistent with prudent investment management. Capital appreciation is a secondary objective of the portfolio. Except during temporary defensive periods, the portfolio attempts to invest 100 percent, and it is a fundamental policy of the portfolio to invest at least 65 percent, of its net assets in dividend paying equity securities, such as common and preferred stocks and limited partnership interests that are listed on a national securities exchange, or securities convertible into or exchangeable for dividend paying equity securities. The portfolio may invest up to 35 percent of its net assets in money market instruments and repurchase agreements and in excess of that amount during temporary defensive periods.

Alger American Balanced Portfolio: The investment objective of the Alger American Balanced Portfolio is current income and long-term capital appreciation. The portfolio intends to invest based on combined considerations of risk, income, capital appreciation and protection of capital value. Normally, it will invest in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. It is anticipated that, except during temporary defensive periods, the portfolio will maintain at least 25% of its net assets in fixed income senior securities. It is anticipated that ordinarily the portfolio's emphasis on current income and capital appreciation will be relatively equal, although from time to time the portfolio may vary its emphasis between these two elements as market or economic conditions change.

Alger American MidCap Growth Portfolio: The investment objective of the Alger American MidCap Growth Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of the portfolio. It seeks to achieve its objective by investing in equity securities, such as common or preferred stocks and limited partnership interests that are listed on a national securities exchange, or securities convertible into or exchangeable for equity securities, including warrants and rights, selected by the investment manager on the basis of original research produced by its research analysts. Except during temporary defensive periods, the portfolio may invest at least 85 percent of its net assets in equity securities and at least 65 percent of its net assets in equity securities of companies that, at the time of purchase, of the securities, have total market capitalization between $750 million and $3.5 billion.

                  Alliance Variable Products Series Fund, Inc.

AVP  Short-Term  Multi-Market   Portfolio:   The  investment  objective  of  the
Short-Term-Multi-Market Portfolio is to seek the highest level of current income, consistent with what the Fund's advisor considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The portfolio seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and a range of foreign currencies. Accordingly, the portfolio will seek investment opportunities in foreign, as well as domestic, securities markets. While the portfolio normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the portfolio will invest at least 25% of its net assets in U.S. Dollar denominated securities. The portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund.

AVP Growth and Income Portfolio: The Growth and Income Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

AVP Premier Growth Portfolio: The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the portfolio's investment objective will be met. The portfolio is therefore not intended for investors whose principal objective is assured income and conservation of capital.

The portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, American companies that, in the judgment of the advisor, are high quality and likely to achieve superior earnings growth. The portfolio investments in the 25 of these companies most highly regarded at any point in time by the advisor will usually constitute approximately 70% of the portfolio's net assets. Normally, approximately 40 companies will be represented in the portfolio's investment portfolio. The portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies.

The portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of American companies. The portfolio defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

                  Neuberger & Berman Advisers Management Trust

(Each portfolio of the Neuberger & Berman Advisers Management Trust invests exclusively in a corresponding series of Advisers Managers Trust in what is sometimes known as a "master/feeder" fund structure. Therefore, the investment objective of each portfolio matches that of the series of the Advisers Managers Trust in which the portfolio invests. Therefore, the following information is presented in terms of the applicable series of the Advisers Managers Trust.)

AMT Growth Investments: The investment objective of AMT Growth Investments and its corresponding Portfolio is to seek capital appreciation without regard to income. This investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio and Series.

AMT Growth Investments invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Series expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market.

The Series' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Series does not follow a policy of active trading for short-term profits. Accordingly, the Series may be more appropriate for investors with a longer-range perspective. While the Series uses the Neuberger & Berman value-oriented investment approach, when N&B Management believes that particular securities have greater potential for long-term capital appreciation, the Series may purchase such securities at prices with higher multiples to measures of economic value (such as earnings) than other Series. In addition, the Series focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.

AMT Limited Maturity Bond Investments: The investment objective of AMT Limited Maturity Bond Investments and its corresponding Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. This investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio and Series.

AMT Limited Maturity Bond Investments invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.

AMT Limited Maturity Bond Investments invests in a diversified portfolio of short-to-intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments. AMT Limited Maturity Bond Investments may invest up to 5% of its net assets in municipal securities when N&B Management believes such securities may outperform other available issues. The Series may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts and may engage in lending portfolio securities. The Series' dollar-weighted average portfolio maturity may range up to five years.

AMT Balanced Investments: The investment objective of AMT Balanced Investments is long-term capital growth and reasonable current income without undue risk to principal. AMT Balanced Investments will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities. The investment adviser anticipates that the series' investments will normally be managed so that approximately 60% of the series' total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the investment adviser's views regarding current market trends, the common stock portion of the series' investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the series' assets will be invested in fixed income senior securities.

AMT Partners Investments: The investment objective of AMT Partners Investments is to seek capital growth. This investment objective is non-fundamental. AMT Partners Investments invests primarily in common stocks of established companies, using the value-oriented investment approach. The series seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow, and support from asset values. Up to 15% of the series' net assets may be invested in corporate debt securities rated below investment grade or in comparable unrated securities. Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk.

                      Scudder Variable Life Investment Fund

Bond Portfolio: The Bond portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. The portfolio may also invest in preferred stocks consistent with the portfolio's objectives It will attempt to moderate the effect of market price fluctuations relative to that of a long-term bond by investing in securities with varying maturities and by entering into futures contracts on debt securities and related options for hedging purposes.

This prospectus contains a short description of the contents of the Statement of Additional Information. You have the right to receive from us such Statement of Additional Information. To do so, please complete the following, detach it and forward it to us at:

                   American Skandia Life Assurance Corporation
                            Attention: Concierge Desk
                                  P.O. Box 883
                           Shelton, Connecticut 06484

================================================================================
PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER
  DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASAP-PROS (05/95).
================================================================================
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



     ADDITIONAL  INFORMATION:   Inquiries  will  be  answered  by  calling  your
representative or by writing to:

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                  P.O. Box 883
                           Shelton, Connecticut 06484


Issued by:                                                          Serviced by:

AMERICAN SKANDIA LIFE                                      AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                      ASSURANCE CORPORATION
One Corporate Drive                                                 P.O. Box 883
Shelton, Connecticut 06484                            Shelton, Connecticut 06484
Telephone: 1-800-752-6342                             Telephone:  1-800-752-6342

                                 Distributed by:

                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                            Telephone: (203) 926-1888